As filed with the Securities and Exchange Commission on December 19, 2005
Securities Act Registration No.
Investment Company Act Registration No. 811–5269

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. ___
and/or
REGISTRATION STATEMENT UNDER THE	☒
INVESTMENT COMPANY ACT OF 1940
Amendment No. ___
THE BRAZIL FUND, INC.
(Exact name of registrant as specified in charter)
345 Park Avenue
New York, New York 10154
(Address of Principal Executive Offices)

(800) 349–4281
(Registrant’s Telephone Number)
John Millette
Two International Place
Boston, MA 02110
(Name and Address of Agent for Service)
Copy to:
William D. Regner, Esq.
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on ________________ pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on ________________ pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on ________________ pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED DECEMBER 19, 2005
Scudder Investments
Class A Shares
[___], 2006
THE BRAZIL FUND, INC.
As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works
On the next few pages, you’ll find information about the fund’s investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.
Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.
Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class A
The Brazil Fund, Inc.	fund number [___]

3

The Fund’s Main Investment Strategy
The investment objective of the fund is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Brazilian issuers. Under normal circumstances, the fund’s policy is to invest at least 80% of the fund’s net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges or traded in over-the-counter markets. As an Annex III Vehicle (as defined below), the fund may only invest in the over-the-counter market organized by entities accredited by the Brazilian Securities Commission. It is expected that the balance of the fund’s assets normally will be invested in short-term investments.
The fund is currently registered under Brazil’s Annex III Regulations to Resolution No. 1289/87, which subject it to certain restrictions. As a result, the fund may be prohibited from engaging in certain investment practices and techniques as further described herein and in the fund’s Statement of Additional Information (the “SAI”). The fund is seeking approvals from Brazil’s National Monetary Council and the Federal Revenue Office to convert the fund from an Annex III vehicle (“Annex III Vehicle”) to a 2,689 Investor (“2,689 Investor”), an entity not subject to the Annex III restrictions. There can be no assurance that the requisite approvals will be obtained in a timely manner or at all.
In choosing stocks, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) uses a combination of three analytical disciplines:
Bottom—up research. The Advisor looks for individual companies with a history of above—average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.
Growth orientation. The Advisor generally looks for companies that they believe have above—average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
Analysis of regional themes. The Advisor looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them, while still maintaining variety in terms of industries and companies represented.
The Advisor may focus on the securities of particular issuers or industries at different times.
The Advisor will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting the fund’s exposure to a given industry.

4

The Main Risks of Investing in the Fund
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund is designed for investors who can accept above—average risks to their investments and are interested in investing for long—term growth and who seek exposure to Brazilian markets.
Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the Brazilian markets. When Brazilian stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller—sized companies, it will be more susceptible to this risk as smaller—sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.
Foreign Investment Risk. Foreign investments involve certain special risks, including:
• Political Risk. The Brazilian government has, in the past, limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of the real (Brazil’s currency), extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.
• Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, the Brazilian securities markets are smaller and less liquid than the US markets. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the Advisor’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
• Information Risk. There is substantially less publicly available information about Brazilian issuers than there is about US issuers. In addition to their smaller size, lesser liquidity and greater volatility, Brazilian securities markets are less developed than US securities markets. Disclosure and regulatory standards are in many respects less stringent than US standards. Brazilian issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers.
• Regulatory Risk. There is generally less government regulation of Brazilian stock markets, companies and securities dealers than in the US.
• Currency Risk. The fund invests in securities denominated in Brazilian currency. This creates the possibility that changes in exchange rates between the real and the US dollar will affect the US dollar value of Brazilian securities or the income or gain received on these securities.
• Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

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• Trading Practice Risk. Brokerage commissions and other fees may be higher for Brazilian investments than for US investments. The procedures and rules governing Brazilian transactions and custody may also involve delays in payment, delivery or recovery of money or investments.
• Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.
Emerging Market Risk. Developments in, and the perception of risk in, emerging economies may adversely affect the market price of the fund’s shares. International investors generally consider Brazil to be an emerging market. Historically, adverse developments in the economies of emerging markets have resulted in investors’ perception of greater risk from investments in such markets. Such perceptions regarding emerging market countries have significantly affected the Brazilian securities markets and the availability of credit in Brazil, from both domestic and international sources of capital. Furthermore, although economic conditions are different in each country, investors’ reactions to developments in one country can impact the prices of securities in other countries, including those in Brazil.
Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Since the fund concentrates its investments in Brazil, market swings will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Non—Diversification Risk. The fund is classified as “non—diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.
Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.
Other factors that could affect fund performance include:
• the portfolio managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;
• a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and
• derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements. See “Secondary risks” for more information.
Issuer Risk. The value of securities and other instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

6

The Fund’s Performance History
The fund was incorporated in Maryland on September 25, 1987. From November 7, 1987 to [___], 2006, the fund operated as a closed-end investment company. On [___], 2006, the fund converted from a closed-end, non-diversified investment company to an open-end, non-diversified investment company. Shares of the closed-end fund outstanding at the time of the conversion were designated Class S shares of the fund. The fund offers Class S shares under a separate prospectus, which is available upon request. Class S shares are generally not available to new investors. The fund’s SAI includes a discussion of some of the key differences between closed-end and open-end funds. See the section entitled “General Information and History” in the fund’s SAI. The back cover of this prospectus tells you how to obtain a copy of the SAI.
While the fund’s past performance, as a closed-end fund (before and after taxes), isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.
The bar chart shows how the fund’s performance (as a closed-end fund) has varied from year to year, which may give some idea of risk. The table on the following page shows how the fund’s performance (as a closed-end fund) compares with a broad—based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index vary over time. All figures assume reinvestment of dividends and distributions (in the case of after—tax returns, reinvested net of assumed tax rates).
The performance of the Class A shares in the bar chart and performance table reflects performance of the fund’s original share class (as a closed-end fund) for the past ten calendar years. Because the fund had no daily sales or redemptions when it was a closed-end fund, its performance may have been different if it had operated as an open-end fund.
The table shows returns on a before—tax and after—tax basis. After—tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after—tax returns depend on an investor’s tax situation and may differ from those shown in the table. After—tax returns shown are not relevant to investors who hold their shares through tax—deferred arrangements, such as 401(k) plans or individual retirement accounts.
The following chart shows the annual returns for the fund (as a closed-end fund) since inception as of December 31 of each year and does not reflect total expenses of the Class A shares:
[BAR CHART DATA]

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

[___]%	[___]%	[___]%	[___]%	[___]%	[___]%	[___]%	[___]%	[___]%	[___]%
During the periods shown in the bar chart (as a closed-end fund), the fund’s:
Best quarter was [___] %, [___] quarter, [___] ; and Worst quarter was [___] %, [___] quarter, [___] . The year-to-date return as of June 30, 2005 was [ ]%.

Average Annual Total Returns	Performance Table
(for the periods ended December 31, 2004)	1 Year		5 Years		10 Years
Return Before Taxes	[_____]	%	[_____]	%	[_____]	%
Return After Taxes on Distributions	[_____]	%	[_____]	%	[_____]	%
Return After Taxes on Distributions and Sale of Shares	[_____]	%	[_____]	%	[_____]	%
Bovespa Stock Index *	[_____]	%	[_____]	%	[_____]	%

*	The Bovespa Stock Index is a total return index weighted by traded volume and is composed of the most liquid stocks traded on the Sao Paulo Stock Exchange. The index is calculated using closing local market prices and converts to U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

7

How Much Investors Pay
This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A

Shareholder Fees, paid directly from your investment

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	[ ]	%[1]

Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	[ ]	[2]

Redemption/Exchange Fee, on shares owned less than 30 days (as % of redemption proceeds)[3]	2.00

Annual Operating Expenses, deducted from fund assets

Management Fee	[ ]	%

Distribution/Service (12b—1) Fees[3]	[ ]

Other Expenses	[ ]

Total Annual Operating Expenses	[ ]

Less Fee Waivers/Expense Reimbursements	[ ]

Total Net Annual Operating Expenses	[ ]

[1]	Because of rounding in the calculation of offering price, the actual maximum front—end sales charge paid by an investor may be higher than the percentage noted. See ’’Investing in Class A shares.’’

[2]	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ''Policies You Should Know About — Policies about transactions’’) may be subject to a contingent deferred sales charge of [ ]% if redeemed within 12 months of purchase and [ ]% if redeemed during the next six months following purchase.

[3]	Please see ''Policies about transactions’’ for further information.
Based on the costs above, this example helps you compare the fund’s expenses relating to the Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year		3 Years		5 Years		10 Years

Expenses, assuming you sold your shares at the end of each period	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Expenses, assuming you kept your shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

8

Other Policies and Secondary Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:
•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval. In addition, the Board of Directors will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy.
•	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.
•	For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the fund may reduce its position in equity securities and increase its position in debt securities or in short-term indebtedness, or hold cash. As a result, the fund may not achieve its investment objective. The regulations promulgated by the Brazilian National Monetary Council, and as applicable to the fund as an Annex III Vehicle, require, however, that investments in Brazilian common and preferred stocks, as a percentage of the total value of the investments in the fund’s portfolio, be at least 35% on any day and should be at least 70% on average, as tested over a 720-day period. This requirement may limit the fund’s ability to make defensive investments during a period in which the Advisor believes that such investments are warranted. If converted to a 2,689 Investor, and subject to the approval of the fund’s Board, for temporary defensive purposes during periods when the Advisor determines that conditions warrant, the fund would be able to invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the United States Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

9

Secondary Risks
Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. As an Annex III Vehicle, the fund may invest in derivatives for hedging purposes only. Risks associated with derivatives include: the risk that a derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management (which use is currently prohibited by the fund as an Annex III Vehicle) may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund.
If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the fund’s SAI (the back cover of this prospectus tells you how to do this).
The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N—CSR or N—Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s SAI includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Keep in mind that there is no assurance that any mutual fund will achieve its goal.
Who Manages and Oversees the Fund
Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.
Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well—resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

10

The Investment Advisor
DeIM, which is part of Deutsche Asset Management, is the investment advisor (the “Advisor”) for the fund. Under the supervision of the fund’s Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
As compensation for its services, DeIM is entitled to receive from the fund a management fee. The management fee payable monthly under the Advisory Agreement through November 30, 2004 was equal to an annual rate of 1.20% of the first $150,000,000 of the fund’s average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Effective December 1, 2004, in approving the Advisory Agreement, the fund’s Directors reduced the management fee to 0.60% of the first $250,000,000 of the fund’s average weekly net assets, 0.575% of the next $250,000,000 of such net assets, 0.55% of the next $250,000,000 of such net assets, 0.525% of the next $250,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000. Accordingly, for the year ended June 30, 2005, the fee pursuant to the Advisory Agreement was equivalent to an annualized effective rate of 0.76% of the fund’s average weekly net assets.
The fund is managed by a team of investment professionals who each play an important role in the fund’s management process. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believes its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.
The fund is managed by a team of investment professionals who collaborate to implement the fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.
A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the fund is available in the SAI. The back cover of this prospectus tells you how to obtain a copy of the SAI.

11

The Portfolio Managers
The following people handle the day—to—day management of the fund.

Paul H. Rogers, CFA		Tara C. Kenney

Managing Director of Deutsche Asset Management and Co—Manager of the fund.		Managing Director of Deutsche Asset Management and Co—Manager of the fund.

•	Joined Deutsche Asset Management in 1994 and the fund in 1998.	•	Joined Deutsche Asset Management in 1995 and the fund in 2000.

•	Over 19 years of investment industry experience.	•	Over 20 years of investment industry experience.

•	MBA, Stern School of Business, New York University.	•	MBA, Stern School of Business, New York University.
The fund’s SAI provides additional information about the portfolio managers’ investments in the fund they manage, a description of their compensation structure and information regarding other accounts they manage.
Regulatory and Litigation Matters
Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

12

Financial Highlights
The financial highlights table shows the fund’s financial history (as a closed-end fund) for the past five years. On [___], 2006, the fund converted from a closed-end fund to an open-end fund. Shares of the closed-end fund outstanding as of the date of conversion, were designated Class S shares of the fund. Certain information reflects financial results for a single share of the closed-end fund. The total returns in the table represent the percentage that an investor in the fund would have earned (or lost) on an investment in the closed-end fund (assuming reinvestment of all dividends and distributions).
This information has been audited by PriceWaterhouseCoopers LLP, the fund’s Independent Registered Public Accounting Firm whose report, along with the fund’s financial statements (as a closed-end fund), are included in the fund’s annual report, which is available upon request. The fund’s past performance (as a closed-end fund) does not necessarily indicate how the fund will perform in the future as an open-end fund.

Years Ended June 30	2005	2004	2003	2002	2001
Per Share Operating Performance

Net asset value, beginning of period	$25.58	$17.91	$15.43	$19.63	$24.01
Income (loss) from Investment operations:
Net investment income (loss) (a)	1.20	0.74	0.50	0.54	0.67
Net realized and unrealized gain (loss) on investment transactions	14.57	7.54	2.23	(4.02)	(4.13)
Total from investment operations	15.77	8.28	2.73	(3.48)	(3.46)
Less distributions from:
Net investment income	(.78)	(0.63)	(0.27)	(0.53)	(0.42)
Net realized gains on investment transactions	(.26)	—	—	(0.19)	(0.50)
Total distributions	(1.04)	(0.63)	(0.27)	(0.72)	(0.92)
NAV accretion resulting from repurchases	—	0.02	0.02	—	—
Net asset value, end of period	$40.31	$25.58	$17.91	$15.43	$19.63
Market value, end of period	$37.90	$21.51	$14.95	$12.75	$15.15
Total Return
Per share net asset value (%) (b)	62.56	46.56	18.37	(17.54)	(14.01)
Per share market value (%) (b)	81.83	47.50	19.64	(11.67)	(7.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	655	415	293	254	323
Ratio of expenses (%)	1.28	1.56	1.65	1.52	1.44
Ratio of net Investment Income (loss) (%)	3.54	3.05	3.60	3.04	3.03
Portfolio turnover rate (%)	5	4	5	3	8

[a]	Based on average shares outstanding during the period.

[b]	Total return based on net asset value reflects changes in the fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares trade during the period.

13

How to Invest in the Fund
The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.
You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.
Investing in Class A Shares
This prospectus offers one share class for the fund, Class A shares. Class A shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. The fund also offers Class S shares under a separate prospectus, which is available upon request. Class S shares are generally not available to new investors.
Before you invest, take a moment to look over the characteristics of the Class A shares, so that you can be sure that an investment in Class A shares is right for you. You may want to ask your financial advisor to help you with this decision.
We describe Class A shares in detail on the following pages.
Your financial advisor will typically be paid a fee when you buy shares. In addition to these payments, the Advisor or its affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. Financial advisors may also receive compensation from the fund for the services they provide to their clients.
Class A shares have a 12b—1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.
Class A shares have a sales charge that varies with the amount you invest:

	Sales charge as a % of	Sales charge as a %
Your investment	offering price*,**	of your net investment**

Up to $50,000	[ ] %	[ ] %
$50,000—$99,999	[ ]	[ ]
$100,000—$249,999	[ ]	[ ]
$250,000—$499,999	[ ]	[ ]
$500,000—$999,999	[ ]	[ ]
$1 million or more	See below and next page

*	The offering price includes the sales charge.

**	Because of rounding in the calculation of front—end sales charges, the actual front—end sales charge paid by an investor may be higher or lower than the percentage noted.
You may be able to lower your Class A sales charges if:
•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”);

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”); or

•	you are investing a total of $50,000 or more in Class A shares of other retail Scudder funds on the same day (“Combined Purchases”).

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The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
Class A shares may make sense for long—term investors, especially those who are eligible for reduced or eliminated sales charges.
For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.
To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.
For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase and Redemption of Shares” in the fund’s SAI.
You may be able to buy Class A shares without sales charges when you are:
•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund;

•	a current or former director or trustee of the Deutsche or Scudder mutual funds; or

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker—dealer authorized to sell shares of such funds.
There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.
If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of [ ]% on any shares you sell within 12 months of owning them and a similar charge of [ ]% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances. See “Policies You Should Know About.” Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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How to Buy Class A Shares
Once you’ve decided to invest in Class A shares, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs	$50 or more with an Automatic Investment Plan

$50 or more with an Automatic Investment Plan

Through a financial advisor
• Contact your advisor using the method that’s most convenient for you	•	Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application	•	Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below
• Send it to us at the appropriate address, along with an investment check

	•	If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions
By wire

• Call (800) 621—1048 for instructions	•	Call (800) 621—1048 for instructions

By phone	•	Call (800) 621—1048 for instructions

Not available

With an automatic investment plan

• Fill in the information on your application and include a voided check	•	To set up regular investments from a bank checking account, call (800) 621—1048

On the Internet

Not available	•	Call (800) 621—1048 to establish Internet access

	•	Go to www.scudder.com and log in

	•	Follow the instructions for buying shares with money from your bank account
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121—9356
Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121—9154
Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105—1614

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How to Exchange or Sell Class A Shares
Use these instructions to exchange or sell shares in your account.

Exchanging into another fund		Selling shares
$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts		Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page [ ]

Through a financial advisor		•	Contact your advisor by the method that’s most convenient for you

•	Contact your advisor by the method that’s most convenient for you

By phone or wire		•	Call (800) 621—1048 for instructions

•	Call (800) 621—1048 for instructions

By mail or express mail (see previous page)

Write a letter that includes:		Write a letter that includes:

•	the fund, class and account number you’re exchanging out of	•	the fund, class and account number from which you want to sell shares

•	the dollar amount or number of shares you want to exchange	•	the dollar amount or number of shares you want to sell

•	the name and class of the fund you want to exchange into	•	your name(s), signature(s) and address, as they appear on your account

•	your name(s), signature(s) and address, as they appear on your account	•	a daytime telephone number

•	a daytime telephone number

Exchanging into another fund	Selling shares
With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621—1048	Not available

With an automatic withdrawal plan

Not available	•	To set up regular cash payments from a fund account, call (800) 621—1048

On the Internet

• Call (800) 621—1048 to establish Internet access	•	Call (800) 621—1048 to establish Internet access

• Go to www.scudder.com and log in	•	Go to www.scudder.com and log in

• Follow the instructions for making on—line exchanges	•	Follow the instructions for making on—line redemptions

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Policies You Should Know About
Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment advisors.
If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.
Keep in mind that the information in this prospectus applies only to the fund’s Class A shares. The fund also offers another share class (Class S shares), which is described in a separate prospectus and which has different fees, requirements and services. Class S shares are generally not available to new investors.
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621—1048.
Policies About Transactions
The fund is open for business each day the New York Stock Exchange (the “NYSE”) is open. The fund calculates its share price for Class A shares every business day, as of the close of regular trading on the NYSE (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half—day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up—to—date information, review balances or even place orders for exchanges.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.
We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.
The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).
If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.
The fund generally will not accept new account applications to establish an account with a non—US address (APO/FPO and US territories are acceptable) or for a non—resident alien.
Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.
Market Timing Policies and Procedures. Short—term and excessive trading of fund shares may present risks to the fund’s long—term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short—term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).
The fund discourages short—term and excessive trading. The fund will take steps to detect and deter short—term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short—term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long—term shareholders or disruptive to portfolio management.
The fund’s policies include:
•	a 2% redemption fee on all fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short—term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	the fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings, and other trading practices that seek to exploit variations in portfolio valuations that arise from the nature of the securities held by the fund. See “How the fund calculates share price.”

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When a pattern of short—term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long—term shareholders.
There is no assurance that these policies and procedures will be effective in limiting short—term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short—term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker—dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund’s shares) short—term and/or excessive trading of fund shares could adversely affect long—term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short—term and excessive trading in the fund.
The fund’s policies and procedures may be modified or terminated at any time.
Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long—term investment and to offset transaction and other costs associated with short—term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.
The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker—dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s. Subject to approval by DeIM or the fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund’s policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund’s policies until such time as they can develop and implement a system to collect the redemption fees.
The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying

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the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).
The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short—term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.
ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972—3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.
QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621—1048.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.
Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621—1048 at a later date.
Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

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The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet—based companies.
When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.
We do not issue share certificates.
When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.
A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.
Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.
When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC sell first. Exchanges from one fund into another don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.
There are certain cases in which you may be exempt from a CDSC. These include:
•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or shareholder services to determine if the conditions exist;

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account;

•	withdrawals related to certain retirement or benefit plans;

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans; and

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund’s distributor, that the dealer waives the applicable commission.
In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.
Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.
You may obtain additional information about other ways to sell your shares by contacting your financial advisor.
How the Fund Calculates Share Price
The net asset value of shares of the fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the “Value Time”). The NYSE is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. To calculate net asset value per share, or NAV, the following equation is used:

TOTAL ASSETS — TOTAL LIABILITIES TOTAL NUMBER OF SHARES OUTSTANDING	= NAV
The price at which you buy shares is the NAV, while it will be adjusted to allow for any applicable sales charges.
The price at which you sell shares is also the NAV.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may mainly use methods approved by the fund’s Board of Directors, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (i.e., the Bovespa) and the close of the NYSE. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non—US securities, the more extensive will be the fund’s use of fair value pricing. The use of fair value pricing is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. See “Market Timing Policies and Procedures.”
Because the fund invests in securities that are traded in Brazil, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because the Brazilian markets may be open on days or at times when the fund doesn’t price its shares.

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The fund charges a short—term redemption fee equal to 2.00%of the value of Class A shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.
Other Rights We Reserve
You should be aware that we may do any of the following:
•	withdraw or suspend the offering of shares at any time;

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding;

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons;

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law;

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability;
•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance);

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time);

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system; or

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90—day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.

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Understanding Distributions and Taxes
By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.
For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax—exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.
The fund intends to pay dividends and distributions to their shareholders in November or December and if necessary may do so at other times as well.
You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Dividends are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.
Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax—advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long—term or short—term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.
If the fund retains for investment any net long-term capital gains in excess of any net short-term capital losses, it will be subject to U.S. federal income tax on the amount of net capital gains retained. Similarly, if the fund experiences substantial redemptions of its shares within a short time frame, it would likely be required to sell portfolio securities, which may cause the fund to realize net capital gain. In either event, the fund may elect to treat such capital gains as having been distributed to its shareholders. Shareholders who are subject to U.S. federal income tax on long-term capital gains, would (i) include their proportionate shares of such capital gains in income, (ii) credit their proportionate shares of taxes paid by the fund on such undistributed amounts against their U.S. federal income tax liabilities (and receive a refund to the extent such proportionate shares exceeded their tax liabilities), and (iii) increase the adjusted tax basis of their fund shares by the difference between their share of such gains and the related credit or refund.
The fund will also be subject to Brazilian income taxes, including withholding taxes. The amounts withheld may be taxable to you as a shareholder even though you don’t receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld. In addition, certain transactions, including sales of some portfolio securities and the repatriation of the proceeds from the sales of funds to enable the fund to redeem its shares, may be subject to Provisional Contribution on Financial Transactions (CPMF) at a 0.38% rate. The fund’s SAI includes a general summary of certain Brazilian tax consequences of investing in the fund. See the section entitled “Taxes — Certain Brazilian Tax Consequences” in the fund’s SAI. The back cover of this prospectus tells you how to obtain a copy of the SAI.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of the fund’s earnings you receive and your own portfolio transactions, generally depends on their type:

Generally taxed at long—term capital gain rates:		Generally taxed at ordinary income rates:
Distributions from a fund

•	gains from the sale of securities held by a fund for more than one year	•	gains from the sale of securities held by a fund for one year or less

•	qualified dividend income	•	all other taxable income

Transactions involving fund shares

•	gains from selling fund shares held for more than one year	•	gains from selling fund shares held for one year or less
Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would generally be decreased. The fund generally may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if more than 50% of the fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.
The fund does not expect that it will receive any “qualified dividend income,” which is taxed under the Code at rates applicable to long-term capital gain.
For taxable years beginning on or before December 31, 2008, the maximum federal long—term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the SAI, under “Taxes.”
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.
If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax—advantaged retirement accounts you don’t need to worry about this.
The fund does not expect any portion of its distributions to be eligible for the 70% deduction for dividends received by corporations.
The above discussion is applicable to shareholders who are US persons. If you are a non—US person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

26

Notes

To Get More Information
Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.
Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, call (800) 621—1048, or contact Scudder Investments at the address listed below. The fund’s SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e—mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942—8090.

Scudder Investments	SEC

PO Box 219669	Public Reference Section Washington, D.C.
Kansas City, MO 64121—9669	20549—0102
www.scudder.com	www.sec.gov
1-800—SCUDDER	1—202—942—8090
Distributor	SEC File Number:
Scudder Distributors, Inc.
222 South Riverside Plaza	The Brazil Fund, Inc.	811-5269
Chicago, IL 60606—5808

Scudder Investments
A Member of Deutsche Asset Management

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED DECEMBER 19, 2005

Scudder Investments
Class S Shares
[___], 2006
THE BRAZIL FUND, INC.
As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works
On the next few pages, you’ll find information about the fund’s investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.
Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.
Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.
Class S shares are generally not available to new investors. You can find Scudder prospectuses on the Internet for Class S shares at myScudder.com.

Class S
The Brazil Fund, Inc.	fund number [___]

3

The Brazil Fund, Inc.
The Fund’s Main Investment Strategy
The investment objective of the fund is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Brazilian issuers. Under normal circumstances, the fund’s policy is to invest at least 80% of the fund’s net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges or traded in over-the-counter markets. As an Annex III Vehicle (as defined below), the fund may only invest in the over-the-counter market organized by entities accredited by the Brazilian Securities Commission. It is expected that the balance of the fund’s assets normally will be invested in short-term investments.
The fund is currently registered under Brazil’s Annex III Regulations to Resolution No. 1289/87, which subject it to certain restrictions. As a result, the fund may be prohibited from engaging in certain investment practices and techniques as further described herein and in the fund’s Statement of Additional Information (the “SAI”). The fund is seeking approvals from Brazil’s National Monetary Council and the Federal Revenue Office to convert the fund from an Annex III vehicle (“Annex III Vehicle”) to a 2,689 Investor (“2,689 Investor”), an entity not subject to the Annex III restrictions. There can be no assurance that the requisite approvals will be obtained in a timely manner or at all.
In choosing stocks, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) uses a combination of three analytical disciplines:
Bottom–up research. The Advisor looks for individual companies with a history of above–average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.
Growth orientation. The Advisor generally looks for companies that they believe have above–average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
Analysis of regional themes. The Advisor looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them, while still maintaining variety in terms of industries and companies represented.
The Advisor may focus on the securities of particular issuers or industries at different times.
The Advisor will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting the fund’s exposure to a given industry.

4

The Main Risks of Investing in the Fund
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund is designed for investors who can accept above–average risks to their investments and are interested in investing for long–term growth and who seek exposure to Brazilian markets.
Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the Brazilian markets. When Brazilian stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller–sized companies, it will be more susceptible to this risk as smaller–sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.
Foreign Investment Risk. Foreign investments involve certain special risks, including:
• Political Risk. The Brazilian government has, in the past, limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of the real (Brazil’s currency), extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.
• Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, the Brazilian securities markets are smaller and less liquid than the US markets. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the Advisor’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
• Information Risk. There is substantially less publicly available information about Brazilian issuers than there is about US issuers. In addition to their smaller size, lesser liquidity and greater volatility, Brazilian securities markets are less developed than US securities markets. Disclosure and regulatory standards are in many respects less stringent than US standards. Brazilian issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers.
• Regulatory Risk. There is generally less government regulation of Brazilian stock markets, companies and securities dealers than in the US.
• Currency Risk. The fund invests in securities denominated in Brazilian currency. This creates the possibility that changes in exchange rates between the real and the US dollar will affect the US dollar value of Brazilian securities or the income or gain received on these securities.
• Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

5

• Trading Practice Risk. Brokerage commissions and other fees may be higher for Brazilian investments than for US investments. The procedures and rules governing Brazilian transactions and custody may also involve delays in payment, delivery or recovery of money or investments.
• Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.
Emerging Market Risk. Developments in, and the perception of risk in, emerging economies may adversely affect the market price of the fund’s shares. International investors generally consider Brazil to be an emerging market. Historically, adverse developments in the economies of emerging markets have resulted in investors’ perception of greater risk from investments in such markets. Such perceptions regarding emerging market countries have significantly affected the Brazilian securities markets and the availability of credit in Brazil, from both domestic and international sources of capital. Furthermore, although economic conditions are different in each country, investors’ reactions to developments in one country can impact the prices of securities in other countries, including those in Brazil.
Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Since the fund concentrates its investments in Brazil, market swings will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Non–Diversification Risk. The fund is classified as “non–diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.
Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.
Other factors that could affect fund performance include:
• the portfolio managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;
• a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and
• derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements. See “Secondary risks” for more information.
Issuer Risk. The value of securities and other instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

6

The Fund’s Performance History
The fund was incorporated in Maryland on September 25, 1987. From November 7, 1987 to [___], 2006, the fund operated as a closed-end investment company. On [___], 2006, the fund converted from a closed-end, non-diversified investment company to an open-end, non-diversified investment company. Shares of the closed-end fund outstanding at the time of the conversion were designated Class S shares of the fund. The fund’s SAI includes a discussion of some of the key differences between closed-end and open-end funds. See the section entitled “General Information and History” in the fund’s SAI. The back cover of this prospectus tells you how to obtain a copy of the SAI.
While the fund’s past performance, as a closed-end fund (before and after taxes), isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.
The bar chart shows how the fund’s performance (as a closed-end fund) has varied from year to year, which may give some idea of risk. The table on the following page shows how the fund’s performance (as a closed-end fund) compares with a broad–based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index vary over time. All figures assume reinvestment of dividends and distributions (in the case of after–tax returns, reinvested net of assumed tax rates).
The performance of the Class S shares in the bar chart and performance table reflects performance of the fund’s original share class (as a closed-end fund) for the past ten calendar years. Because the fund had no daily sales or redemptions when it was a closed-end fund, its performance may have been different if it had operated as an open-end fund.
The table shows returns on a before–tax and after–tax basis. After–tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after–tax returns depend on an investor’s tax situation and may differ from those shown in the table. After–tax returns shown are not relevant to investors who hold their shares through tax–deferred arrangements, such as 401(k) plans or individual retirement accounts.
The following chart shows the annual returns for the fund (as a closed-end fund) since inception as of December 31 of each year:
[BAR CHART DATA]

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
[___]%	[___]%	[___]%	[___]%	[___]%	[___]%	[___]%	[___]%	[___]%	[___]%
During the periods shown in the bar chart (as a closed-end fund), the fund’s:
Best quarter was [___] %, [___] quarter, [___] ; and Worst quarter was [___] %, [___] quarter, [___] . The year-to-date return as of June 30, 2005 was [ ]%.

Average Annual Total Returns
(for the periods ended December 31, 2004)	Performance Table
	1 Year		5 Years		10 Years
Return Before Taxes	[_____]	%	[_____]	%	[_____]	%
Return After Taxes on Distributions	[_____]	%	[_____]	%	[_____]	%
Return After Taxes on Distributions and Sale of Shares	[_____]	%	[_____]	%	[_____]	%
Bovespa Stock Index *	[_____]	%	[_____]	%	[_____]	%

*	The Bovespa Stock Index is a total return index weighted by traded volume and is composed of the most liquid stocks traded on the Sao Paulo Stock Exchange. The index is calculated using closing local market prices and converts to U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

7

How Much Investors Pay
The fund’s Class S shares have no sales charges or other shareholder fees, other than a redemption/exchange fee. The fund does have annual operating expenses and, as a shareholder of Class S shares, you pay them indirectly.

Fee Table	Class S
Shareholder Fees, paid directly from your investment

Redemption/Exchange Fee, on shares owned less than 30 days or on any redemption or exchange within six months of conversion from a closed-end to an open-end fund (or [__________], 2006) (as % of redemption proceeds)[1]	2.00%

Annual Operating Expenses, deducted from fund assets

Management Fee	[ ]	%

Distribution/Service (12b–1) Fees	None

Other Expenses	[ ]

Total Annual Operating Expenses	[ ]

Less Expense Waivers/Expense Reimbursements	[ ]

Total Net Annual Operating Expenses	[ ]

1 Please see “Policies about transactions” for further information.
Based on the costs above, this example helps you compare the fund’s expenses relating to the Class S shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold all of your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Class S	$[ ]	$[ ]	$[ ]	$[ ]

8

Other Policies and Secondary Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:
•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval. In addition, the Board of Directors will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy.
•	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.
•	For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the fund may reduce its position in equity securities and increase its position in debt securities or in short-term indebtedness, or hold cash. As a result, the fund may not achieve its investment objective. The regulations promulgated by the Brazilian National Monetary Council, and as applicable to the fund as an Annex III Vehicle, require, however, that investments in Brazilian common and preferred stocks, as a percentage of the total value of the investments in the fund’s portfolio, be at least 35% on any day and should be at least 70% on average, as tested over a 720-day period. This requirement may limit the fund’s ability to make defensive investments during a period in which the Advisor believes that such investments are warranted. If converted to a 2,689 Investor, and subject to the approval of the fund’s Board, for temporary defensive purposes during periods when the Advisor determines that conditions warrant, the fund would be able to invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the United States Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

9

Secondary Risks
Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. As an Annex III Vehicle, the fund may invest in derivatives for hedging purposes only. Risks associated with derivatives include: the risk that a derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management (which use is currently prohibited by the fund as an Annex III Vehicle) may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund.
If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the fund’s SAI (the back cover of this prospectus tells you how to do this).
The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N–CSR or N–Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s SAI includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Keep in mind that there is no assurance that any mutual fund will achieve its goal.
Who Manages and Oversees the Fund
Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.
Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well–resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

10

The Investment Advisor
DeIM, which is part of Deutsche Asset Management, is the investment advisor (the “Advisor”) for the fund. Under the supervision of the fund’s Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
As compensation for its services, DeIM is entitled to receive from the fund a management fee. The management fee payable monthly under the Advisory Agreement through November 30, 2004 was equal to an annual rate of 1.20% of the first $150,000,000 of the fund’s average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Effective December 1, 2004, in approving the Advisory Agreement, the fund's Directors reduced the management fee to 0.60% of the first $250,000,000 of the fund’s average weekly net assets, 0.575% of the next $250,000,000 of such net assets, 0.55% of the next $250,000,000 of such net assets, 0.525% of the next $250,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000. Accordingly, for the year ended June 30, 2005, the fee pursuant to the Advisory Agreement was equivalent to an annualized effective rate of 0.76% of the fund’s average weekly net assets.
The fund is managed by a team of investment professionals who each play an important role in the fund’s management process. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believes its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.
The fund is managed by a team of investment professionals who collaborate to implement the fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.
A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the fund is available in the SAI. The back cover of this prospectus tells you how to obtain a copy of the SAI.

11

The Portfolio Managers
The following people handle the day–to–day management of the fund.

Paul H. Rogers, CFA		Tara C. Kenney
Managing Director of Deutsche Asset Management and Co–Manager of the fund.		Managing Director of Deutsche Asset Management and Co–Manager of the fund.
•	Joined Deutsche Asset Management in 1994 and the fund in 1998.	•	Joined Deutsche Asset Management in 1995 and the fund in 2000.
•	Over 19 years of investment industry experience.	•	Over 20 years of investment industry experience.
•	MBA, Stern School of Business, New York University.	•	MBA, Stern School of Business, New York University.
The fund’s SAI provides additional information about the portfolio managers’ investments in the fund they manage, a description of their compensation structure and information regarding other accounts they manage.
Regulatory and Litigation Matters
Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

12

Financial Highlights
The financial highlights table shows the fund’s financial history (as a closed-end fund) for the past five years. On [___], 2006, the fund converted from a closed-end fund to an open-end fund. Shares of the closed-end fund outstanding as of the date of conversion, were designated Class S shares of the fund. Certain information reflects financial results for a single share of the closed-end fund. The total returns in the table represent the percentage that an investor in the fund would have earned (or lost) on an investment in the closed-end fund (assuming reinvestment of all dividends and distributions).
This information has been audited by PriceWaterhouseCoopers LLP, the fund’s Independent Registered Public Accounting Firm whose report, along with the fund’s financial statements (as a closed-end fund), are included in the fund’s annual report, which is available upon request. The fund’s past performance (as a closed-end fund) does not necessarily indicate how the fund will perform in the future as an open-end fund.

Years Ended June 30	2005	2004	2003	2002	2001
Per Share Operating Performance

Net asset value, beginning of period	$25.58	$17.91	$15.43	$19.63	$24.01
Income (loss) from Investment operations:
Net investment income (loss) (a)	1.20	0.74	0.50	0.54	0.67
Net realized and unrealized gain (loss) on investment transactions	14.57	7.54	2.23	(4.02)	(4.13)
Total from investment operations	15.77	8.28	2.73	(3.48)	(3.46)
Less distributions from:
Net investment income	(.78)	(0.63)	(0.27)	(0.53)	(0.42)
Net realized gains on investment transactions	(.26)	—	—	(0.19)	(0.50)
Total distributions	(1.04)	(0.63)	(0.27)	(0.72)	(0.92)
NAV accretion resulting from repurchases	—	0.02	0.02	—	—
Net asset value, end of period	$40.31	$25.58	$17.91	$15.43	$19.63
Market value, end of period	$37.90	$21.51	$14.95	$12.75	$15.15
Total Return
Per share net asset value (%) (b)	62.56	46.56	18.37	(17.54)	(14.01)
Per share market value (%) (b)	81.83	47.50	19.64	(11.67)	(7.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	655	415	293	254	323
Ratio of expenses (%)	1.28	1.56	1.65	1.52	1.44
Ratio of net Investment Income (loss) (%)	3.54	3.05	3.60	3.04	3.03
Portfolio turnover rate (%)	5	4	5	3	8

[a]	Based on average shares outstanding during the period.

[b]	Total return based on net asset value reflects changes in the fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares trade during the period.

13

How to Invest in the Fund
The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.
If you’re investing through a ‘‘third party provider’’ — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.
These instructions are for buying and selling Class S shares, which are generally not available to new investors. The fund also offers Class A shares under a separate prospectus, which is available upon request.
How to Buy, Sell and Exchange Class S Shares
Buying Shares: Use these instructions to invest directly. Make out your check to “The Scudder Funds.”

First investment	Additional investments
$2,500 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$1,000 or more for IRAs

$1,000 or more with an Automatic Investment Plan	$50 or more with an Automatic Investment Plan

By mail or express mail (see below)

Send a Scudder investment slip or
• Fill out and sign an application	short note that includes:

• Send it to us at the appropriate address, along with an investment check	• • •	fund and class name account number check payable to “The Scudder Funds”

By wire

• Call 1–800–SCUDDER for instructions	•	Call 1–800–SCUDDER for instructions

By phone

Not available	•	Call 1–800–SCUDDER for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	•	To set up regular investments from a bank checking account, call 1–800–SCUDDER

Using QuickBuy

Not available	•	Call 1–800–SCUDDER to speak to a representative

	•	or, to use QuickBuy on SAIL TM, call 1–800–343–2890 and follow the instructions on how to purchase shares

On the Internet

• Go to ”funds and prices“ at myScudder.com	•	Call 1–800–SCUDDER to ensure you have electronic services

• Print out a prospectus and a new account application	•	Register at myScudder.com
• Complete and return the application with your check	•	Follow the instructions for buying shares with money from your bank account

14

Regular mail:
First Investment: Scudder Investments, PO Box 219669,
Kansas City, MO 64121–9669
Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121–9664
Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105–1614
Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
$2,500 or more to open a new account ($1,000 or more for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page [ ]

By phone or wire

• Call 1–800–SCUDDER for instructions	•	Call 1–800–SCUDDER for instructions

Using SAIL™

• Call 1–800–343–2890 for instructions	•	Call 1–800–343–2890 for instructions

By mail or express mail (see previous page)

Your instructions should include:	Your instructions should include:
• the fund, class and account number you’re exchanging out of	•	the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	•	the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	•	your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	•	a daytime telephone number

• a daytime telephone number

With an automatic withdrawal plan

Not available	•	To set up regular cash payments from a Scudder account, call 1–800–SCUDDER

Using QuickSell

Not available	•	Call 1–800–SCUDDER for instructions

On the Internet

• Register at myScudder.com	•	Register at myScudder.com

• Follow the instructions for making on–line exchanges	•	Follow the instructions for making on–line redemptions

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Policies You Should Know About
Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment advisors.
If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.
Keep in mind that the information in this prospectus applies only to the fund’s Class S shares. The fund also offers another share class (Class A shares), which is described in separate prospectuses and have different fees, requirements and services.
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1–800–SCUDDER or contact your financial institution.
Policies About Transactions
The fund is open for business each day the New York Stock Exchange (the “NYSE”) is open. The fund calculates its share price for Class S shares every business day, as of the close of regular trading on the NYSE (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half–day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

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THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up–to–date information, review balances or even place orders for exchanges, go to myScudder.com.
We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.
We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.
The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in ‘‘good order.’’ After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.
If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.
The fund generally will not accept new account applications to establish an account with a non–US address (APO/FPO and US territories are acceptable) or for a non–resident alien.
Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.
Market Timing Policies and Procedures. Short–term and excessive trading of fund shares may present risks to the fund’s long–term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have ‘‘readily available market quotations.” Certain investors may seek to employ short–term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., ‘‘time zone arbitrage’’).
The fund discourages short–term and excessive trading. The fund will take steps to detect and deter short–term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short–term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long–term shareholders or disruptive to portfolio management.

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The fund’s policies include:
•	a 2% redemption fee on all fund shares held for less than a specified holding period (subject to certain exceptions discussed below under ‘‘Redemption fees’’);

•	the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short–term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	the fund has adopted certain fair valuation practices reasonably designed to protect the fund from ‘‘time zone arbitrage’’ with respect to its foreign securities holdings, and other trading practices that seek to exploit variations in portfolio valuations that arise from the nature of the securities held by the fund. See ‘‘How the fund calculates share price.’’
When a pattern of short–term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long–term shareholders.
There is no assurance that these policies and procedures will be effective in limiting short–term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short–term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker–dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund’s shares) short–term and/or excessive trading of fund shares could adversely affect long–term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short–term and excessive trading in the fund.
The fund’s policies and procedures may be modified or terminated at any time.
Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange) or within six months from the date of conversion of the fund from a closed-end fund to an open-end fund (or [___], 2006). The redemption fee is paid directly to the fund, and is designed to encourage long–term investment and to offset transaction and other costs associated with short–term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.
The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker–dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s. Subject to approval by DeIM or the fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund’s policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund’s policies until such time as they can develop and implement a system to collect the redemption fees.
The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., ‘‘funds of funds’’) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

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The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short–term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.
SAILTM, the Scudder Automated Information Line is available 24 hours a day at 1–800–343–2890. You can use our automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.
Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1–800–SCUDDER at a later date.
Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1–800–SCUDDER.
The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet–based companies.
When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.
We do not issue share certificates.
When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

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A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.
Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.
Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.
You may obtain additional information about other ways to sell your shares by contacting your financial advisor.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.
How the Fund Calculates Share Price
The net asset value of shares of the fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the “Value Time”). The NYSE is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. To calculate net asset value per share, or NAV, the following equation is used:

TOTAL ASSETS – TOTAL LIABILITIES
= NAV
TOTAL NUMBER OF SHARES OUTSTANDING
The price at which you buy and sell shares is the NAV.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may mainly use methods approved by the fund’s Board of Directors, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (i.e., the Bovespa) and the close of the NYSE. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non–US securities, the more extensive will be the fund’s use of fair value pricing. The use of fair value pricing is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. See “Market Timing Policies and Procedures.”

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Because the fund invests in securities that are traded in Brazil, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because the Brazilian markets may be open on days or at times when the fund doesn’t price its shares.
The fund charges a short–term redemption fee equal to 2.00% of the value of Class S shares redeemed or exchanged within 30 days of purchase or within six months from the date of conversion of the fund from a closed-end fund to an open-end fund (or [___], 2006). Please see ‘‘Policies about transactions — Redemption fees’’ for further information.
Other Rights We Reserve
You should be aware that we may do any of the following:
•	withdraw or suspend the offering of shares at any time;

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding;

•	close your account and send you the proceeds if your balance falls below $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance);

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons;
•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law;

•	close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability;

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time);

•	pay you for shares you sell by ‘‘redeeming in kind,’’ that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90–day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less; or

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

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Understanding Distributions and Taxes
By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.
For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax–exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.
The fund intends to pay dividends and distributions to their shareholders in November or December and if necessary may do so at other times as well.
You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Dividends are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.
Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax–advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long–term or short–term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.
If the fund retains for investment any net long-term capital gains in excess of any net short-term capital losses, it will be subject to U.S. federal income tax on the amount of net capital gains retained. Similarly, if the fund experiences substantial redemptions of its shares within a short time frame, it would likely be required to sell portfolio securities, which may cause the fund to realize net capital gain. In either event, the fund may elect to treat such capital gains as having been distributed to its shareholders. Shareholders who are subject to U.S. federal income tax on long-term capital gains, would (i) include their proportionate shares of such capital gains in income, (ii) credit their proportionate shares of taxes paid by the fund on such undistributed amounts against their U.S. federal income tax liabilities (and receive a refund to the extent such proportionate shares exceeded their tax liabilities), and (iii) increase the adjusted tax basis of their fund shares by the difference between their share of such gains and the related credit or refund.
The fund will also be subject to Brazilian income taxes, including withholding taxes. The amounts withheld may be taxable to you as a shareholder even though you don’t receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld. In addition, certain transactions, including sales of some portfolio securities and the repatriation of the proceeds from the sales of funds to enable the fund to redeem its shares, may be subject to Provisional Contribution on Financial Transactions (CPMF) at a 0.38% rate. The fund’s SAI includes a general summary of certain Brazilian tax consequences of investing in the fund. See the section entitled “Taxes — Certain Brazilian Tax Consequences” in the fund’s SAI. The back cover of this prospectus tells you how to obtain a copy of the SAI.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of the fund’s earnings you receive and your own portfolio transactions, generally depends on their type:

Generally taxed at long–term	Generally taxed at ordinary income
capital gain rates:	rates:
Distributions from a fund

• gains from the sale of securities held by a fund for more than one year	•	gains from the sale of securities held by a fund for one year or less

• qualified dividend income	•	all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	•	gains from selling fund shares held for one year or less
Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would generally be decreased. The fund generally may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if more than 50% of the fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.
The fund does not expect that it will receive any “qualified dividend income,” which is taxed under the Code at rates applicable to long-term capital gain.
For taxable years beginning on or before December 31, 2008, the maximum federal long–term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the SAI, under “Taxes.”
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.
If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax–advantaged retirement accounts you don’t need to worry about this.
The fund does not expect any portion of its distributions to be eligible for the 70% deduction for dividends received by corporations.
The above discussion is applicable to shareholders who are US persons. If you are a non–US person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

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Notes

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To Get More Information
Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.
Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, call 1–800–SCUDDER, or contact Scudder Investments at the address listed below. The fund’s SAI and shareholder reports are also available through the Scudder Web site at myScudder.com (Class S). These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e–mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1–202–942–8090.

Scudder Investments	SEC
PO Box 219669	Public Reference Section Washington, D.C.
Kansas City, MO 64121–9669	20549-0102
myScudder.com	www.sec.gov
1-800–SCUDDER	1–202–942–8090
Distributor	SEC File Number:
Scudder Distributors, Inc.	The Brazil Fund, Inc.	811-5269
222 South Riverside Plaza
Chicago, IL 60606–5808

Scudder Investments
A Member of Deutsche
Asset Management

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SUBJECT TO COMPLETION, DATED DECEMBER 19, 2005
THE BRAZIL FUND, INC.
Class A Shares
[___], 2006
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Class A prospectus dated [___], 2006, as amended from time to time, for The Brazil Fund, Inc. (the “Fund”), a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this SAI was obtained. This SAI is also available on the Securities and Exchange Commission’s (the “SEC”) Internet Web site (http://www.sec.gov).
The Annual Report to Shareholders, dated June 30, 2005, accompanies this SAI. It is incorporated herein by reference and is deemed to be part of this SAI. A copy of the Fund’s Annual Report may be obtained without charge by calling Scudder Investments at the toll-free number 1-800-621-1048.
This SAI is incorporated by reference into the prospectus.

GENERAL INFORMATION AND HISTORY
The Brazil Fund, Inc. (the “Fund”) was incorporated in Maryland on September 25, 1987. From November 7, 1987 to [___], 2006, the Fund operated as a closed-end investment company. On [___], 2006, the Fund converted from a closed-end, non-diversified investment company to an open-end, non-diversified investment company.
There are a number of key differences between closed-end and open-end funds. For example, unlike open-end funds, closed-end funds neither redeem their outstanding stock nor engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. In addition, unlike open-end funds, shares of closed-end funds frequently trade at a discount to net asset value. The fact that stockholders of the Fund who wish to realize the net asset value of their shares will be able to do so by presenting their shares for redemption will eliminate any market discount from net asset value that was associated with the Fund (as a closed-end fund). These and other legal and practical differences are explained in greater detail in the Fund’s proxy statement (the “Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2005. You can obtain free copies of the Proxy Statement by contacting Scudder Investments at the number appearing on the front cover of this SAI. You can also view the Proxy Statement by visiting the SEC’s website at www.sec.gov and going into the EDGAR database.
The Fund offers two classes of shares: Class S and Class A shares. Shares of the Fund outstanding at the time of the conversion were designated Class S shares of the Fund. Class S shares are generally not available to new investors. You can obtain a copy of the prospectus and SAI relating to the Class S shares by contacting Scudder Investments at the number appearing on the front cover of this SAI.
The Fund is currently registered under Brazil’s Annex III Regulations to Resolution No. 1289/87, which subject it to certain restrictions. As a result, the Fund may be prohibited from engaging in certain investment practices and techniques discussed below. See “Investment Restrictions” in this SAI. The Fund is seeking approvals from Brazil’s National Monetary Council and the Federal Revenue Office to convert the Fund from an Annex III vehicle (“Annex III Vehicle”) to a 2,689 Investor (“2,689 Investor”), an entity not subject to the Annex III restrictions. There can be no assurance that the requisite approvals will be obtained in a timely manner or at all.
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Brazilian issuers.
Investment Policies
Under normal circumstances, the Fund’s policy is to invest at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges or traded in over-the-counter markets. As an Annex III Vehicle, the Fund may only invest in the over-the-counter market organized by entities accredited by the Brazilian Securities Commission. It is expected that the balance of the Fund’s assets normally will be invested in short-term investments. No assurance can be given that the Fund’s investment objective will be realized.
Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such a practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.
It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein and in the Fund’s prospectus, and its status as an Annex III Vehicle.
The following is a discussion of the various investments of and techniques employed by the Fund. The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.
Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.
Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.
Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).
Debt Securities. The Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase “investment-grade” bonds, rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.
The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.
Depositary Receipts. If converted to a 2,689 Investor, the Fund will be permitted to invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs IDRs and BDRs (defined below) are hereinafter referred to as “Depositary Receipts”). As an Annex III Vehicle, the Fund is currently prohibited from investing in Depositary Receipts (other than Brazilian Depositary Receipts (“BDRs”), which are certificates representing foreign securities deposits of publicly-traded or similar companies with a Brazilian depository institution authorized to operate by the Central Bank of Brazil (the “Central Bank”)). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
Foreign Currency. Since the Fund invests in Brazil, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in the real (Brazil’s currency) exchange rate and Brazilian exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between the U.S. dollar and the real. Fluctuations in exchange rates may also affect the earning power and asset value of the Brazilian entity issuing the security.
The strength or weakness of the U.S. dollar against the real is responsible for part of the Fund’s investment performance. If the dollar falls in value relative to the real, for example, the dollar value of a Brazilian stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the real, the dollar value of the Brazilian stock will fall. The real has in the past experienced significant devaluation relative to the dollar.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although Brazilian exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell reais to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell reais to the dealer. The Fund will conduct its Brazilian currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the Brazilian currency exchange market, or through entering into options or forward or futures contracts to purchase or sell reais.
Foreign Fixed Income Securities. Since most Brazilian fixed income securities are not rated, the Fund will invest in Brazilian fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of the Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.
The value of the Brazilian fixed income securities held by the Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative value of the real with respect to the U.S. dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund’s investments in Brazilian fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.
As an Annex III Vehicle, the Fund is currently prohibited from investing in sovereign debt, other than debt issued by the Brazilian government within Brazil. If converted to a 2,689 Investor, the Fund will be permitted to invest in sovereign debt of other foreign governments. Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.
Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers, such as the Brazilian government, have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.
The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market, such as Brazil, whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign market exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.
To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets, such as Brazil, to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
Foreign Investment. There may be less information publicly available about a Brazilian issuer than about a U.S. issuer, and Brazilian issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some Brazilian issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Brokerage commissions and other fees are also generally higher in Brazil than in the United States. Brazilian settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.
In addition, Brazilian securities may be subject to the risk of imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in Brazil. Brazil has exercised and continues to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in Brazil. As a result, government actions in the future could have a significant effect on economic conditions in Brazil which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, Brazilian securities may be subject to withholding taxes in Brazil, and special U.S. tax considerations may apply. Moreover, the Brazilian economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights for certain foreign companies, including Brazilian companies, differ from those that apply to U.S. companies. Shareholders’ rights under the laws of certain foreign countries, including Brazil, may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a shareholder of a foreign company, including a Brazilian company, in which it invests than it would as a shareholder of a comparable company in the United States.
Of particular importance, many foreign countries, including Brazil, are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the

United States and other countries with which it trades. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.
The currencies of certain emerging market countries, including the Brazilian real, have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, certain currency hedging techniques may be unavailable in certain emerging market countries, including Brazil. Many emerging market countries, including Brazil, have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years (although recently, Brazil has been experiencing lower and controlled inflation rates), and future inflation may adversely affect the economies and securities markets of such countries.
In addition, unanticipated political or social developments may affect the value of investments in emerging markets, such as Brazil, and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in certain emerging market countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. The Brazilian securities market is one of the largest (on the basis of market capitalization and annual trading volume) of the emerging securities markets; however, it is substantially smaller and less liquid than the United States securities market. This has caused the Brazilian securities market to have substantially greater price volatility and lesser liquidity than is usual in the United States. Because of this lesser liquidity, it may be more difficult for the Fund to purchase and sell portfolio positions than would be the case in the United States. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in Brazil. There may be little financial or accounting information available with respect to Brazilian issuers, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
The risk also exists that an emergency situation may arise in one or more emerging markets, including Brazil, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board of Directors.
High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment–grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.
Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income–bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.
Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.
Illiquid Securities and Restricted Securities. If converted to a 2,689 Investor, the Fund will be permitted to purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). As an Annex III Vehicle, the Fund is currently prohibited from purchasing restricted securities. Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.
The Fund’s Board of Directors has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.
The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. The Fund, however, will not invest more than 15% of its net assets in illiquid securities.
The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.
IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).
Non-Diversification. The Fund has elected to be classified as a non-diversified open-end investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. See “Taxes” in this SAI.
Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may reduce its position in equity securities and increase its position in debt securities or in short-term indebtedness, or hold cash. As a result, the Fund may not achieve its investment objective. The regulations promulgated by the Brazilian National Monetary Council, and as applicable to the Fund as an Annex III Vehicle, require, however, that investments in Brazilian common and preferred stocks, as a percentage of the total value of the investments in the Fund’s portfolio, be at least 35% on any day and should be at least 70% on average, as tested over a 720-day period. This requirement may limit the Fund’s ability to make defensive investments during a period in which the Advisor believes that such investments are warranted.
If converted to a 2,689 Investor, and subject to the approval of the Fund’s Board, for temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund would be able to invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the United States Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.
Investment Company Securities. If converted to a 2,689 Investor, the Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund would indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. As an Annex III Vehicle, the Fund is currently prohibited from acquiring securities of other investment companies.
For example, as a 2,689 Investor, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Examples of index-based investments include:
SPDRs®: SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
MidCap SPDRs®: MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
Select Sector SPDRs®: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.
DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.
Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq 100 Index and seeks to closely track the price performance and dividend yield of the Index.
WEBsSM: WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.
Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. If converted to a 2,689 Investor, pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement. As an Annex III Vehicle, the Fund is currently prohibited from using Uninvested Cash to purchase shares of Central Funds.
Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund’s ability to manage Uninvested Cash.

If converted to a 2,689 Investor, the Fund may invest Uninvested Cash in Central Funds only to the extent that the Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.
Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
The Fund will be able to invest in micro-capitalization companies only if converted to a 2,689 Investor. As an Annex III Vehicle, the Fund is currently prohibited from investing in micro-capitalization companies.
Participation Interests. If converted to a 2,689 Investor, the Fund will be permitted to purchase from financial institutions participation interests in securities in which the Fund may invest. As an Annex III Vehicle, the Fund is currently prohibited from engaging in such activity. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund would generally intend to exercise its right to demand payment only upon a default under the terms of the security.
Privatized Enterprises. Investments in foreign securities, including Brazilian securities, may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries, including Brazil, have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.
In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Real Estate Investment Trusts (“REITs”). If converted to a 2,689 Investor, the Fund will be permitted to invest in REITs. As an Annex III Vehicle, the Fund is currently prohibited from investing in REITs. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase Agreements. If converted to a 2,689 Investor, the Fund will be permitted to enter into repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer. As an Annex III Vehicle, the Fund is currently prohibited from entering into repurchase agreements.
A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor would seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund would direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
Repurchase Commitments. If converted to a 2,689 Investor, the Fund will be permitted to enter into repurchase commitments with any party deemed creditworthy by the Advisor, including Brazilian banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty’s creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment. As an Annex III Vehicle, the Fund is currently prohibited from entering into repurchase commitments.
Reverse Repurchase Agreements. If converted to a 2,689 Investor, the Fund will be permitted to enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund would maintain a segregated account in connection with outstanding reverse repurchase agreements. The Fund would enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction would be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield. As an Annex III Vehicle, the Fund is currently prohibited from entering into reverse repurchase agreements.
Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.
Sovereign Debt. As an Annex III Vehicle, the Fund is currently prohibited from investing in sovereign debt, other than debt issued by the Brazilian government within Brazil. If converted to a 2,689 Investor, the Fund will be permitted to invest in sovereign debt of other foreign governments. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from the foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Strategic Transactions and Derivatives. If converted to a 2,689 Investor, the Fund will be permitted to utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. Currently, as an Annex III Vehicle, the Fund is permitted to utilize the various investment strategies described below for hedging purposes only.
In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. If converted to a 2,689 Investor, some Strategic Transactions may also be used to enhance potential gain (although no more than 5% of the Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes). Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.
Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Currently, as an Annex III Vehicle, the Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”) only in Brazil and only for hedging purposes. If converted to a 2,689 Investor, the Fund will be authorized to purchase and sell exchange listed options and OTC options issued by other regulated intermediaries such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.
If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.
If converted to a 2,689 Investor, the Fund will be permitted to purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. Currently, as an Annex III Vehicle, the Fund is permitted to sell only call options that have been acquired within the Brazilian market and for hedging purposes only.
If converted to a 2,689 Investor, the Fund will be permitted to purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not be permitted to sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. Currently, as an Annex III Vehicle, the Fund is permitted to sell only put options that have been acquired within the Brazilian market and for hedging purposes only.
General Characteristics of Futures. If converted to a 2,689 Investor, the Fund will be permitted to enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. Currently, as an Annex III Vehicle, the Fund is permitted to enter into futures contracts and to purchase and sell put and call options on such futures for hedging purposes only.
The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.
Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. Currently, as an Annex III Vehicle, the Fund is permitted to purchase and sell call and put options only on the Bovespa Stock Index and for hedging purposes only.
Currency Transactions. Currently, as an Annex III Vehicle, the Fund is permitted to engage in currency transactions only for hedging purposes and within organized Brazilian markets. If converted to a 2,689 Investor, the Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.
The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.
If converted to a 2,689 Investor, the Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, if converted to a 2,689 Investor, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.
Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.
Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter if converted to a 2,689 Investor are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. If converted to a 2,689 Investor, the Fund would expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent its obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price. Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation. OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.
In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.
Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.
Combined Transactions. If converted to 2,689 Investor, the Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Supranational Entities. If converted to a 2,689 Investor, the Fund will be permitted to invest in securities issued by supranational entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. As an Annex III Vehicle, the Fund is currently prohibited from purchasing securities issued by supranational entities.
When-Issued Securities. If converted to a 2,689 Investor, the Fund will be permitted to purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment. Currently, as an Annex III Vehicle, the Fund is prohibited from purchasing equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.
To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.
Warrants. The Fund may invest in warrants up to 5% of the value of its total assets. However, as an Annex III Vehicle, the Fund may invest in warrants only for hedging purposes and only within organized Brazilian markets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, that Fund would lose the entire purchase price of the warrant.

INVESTMENT RESTRICTIONS
Fundamental Policies. The following investment restrictions are “fundamental policies” of the Fund and may not be changed without the approval of a “majority of the outstanding voting securities” of the Fund. “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Fund) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.
As a matter of fundamental policy, the Fund may not:
1. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures and forward contracts.
2. Make short sales of securities or maintain a short position.
3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.
4. Purchase any security if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry. The exercise of stock subscription rights or conversion rights is not deemed to be a purchase for purposes of this restriction.
5. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities and may purchase and sell futures and forward contracts on stock indices, foreign currencies and precious metals, to the extent permitted under applicable law.
6. Make loans, provided that the Fund may enter into repurchase agreements (repurchase agreements with a maturity of longer than seven days together with securities that are not readily marketable being limited to 15% of the Fund’s total assets). Brazilian law currently precludes the Fund from entering into repurchase agreements, as well as lending portfolio securities unless expressly authorized by the Brazilian Securities Commission or by the Central Bank, in their respective spheres of authority. Should the Fund receive such approval from the Central Bank, the Fund may lend portfolio securities, in an amount not to exceed 25% of the Fund’s total assets and to the extent permitted under applicable Brazilian law.
7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable law.
The following additional restrictions are not fundamental policies of the Fund and may be changed by the Board of Directors.
The Fund may not:
8. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities or of the Brazilian government, its agencies or instrumentalities) if as a result more than 10% of the Fund’s total assets (taken at value) would then be invested in securities of a single issuer. The exercise of stock subscription rights or conversion rights is not deemed to be a purchase for purposes of this restriction.

9. Make investments for the purpose of exercising control or management.
10. Participate on a joint and several basis in any trading account in securities.
In addition to the foregoing restrictions, the Fund is subject to the regulations (the “Regulations”) promulgated by the Brazilian National Monetary Council (the “Monetary Council”), as applicable to Annex III Vehicles. The investment restrictions imposed by the Regulations are implemented and interpreted, and may be supplemented, by the Brazilian Securities Commission and may be amended by the Monetary Council.
The Regulations require that an average at least 70% of the total investments in the Fund’s portfolio consist of shares of common and preferred stocks issued by publicly held companies and traded in the Brazilian securities markets. As an Annex III Vehicle, such securities may only be acquired on one of the stock exchanges or by subscription or in an over-the-counter market organized by an entity accredited by the Brazilian Securities Commission. The Fund is subject not only to the investment requirements in the Regulations, but also to the Fund’s own policy normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges or traded in over-the-counter markets.
Subscriptions include the acquisition by the Fund of newly issued shares acquired through private or public offerings as long as such shares are registered with the Brazilian Securities Commission for public trading in Brazil. In addition, according to the opinion of the staff of the Brazilian Securities Commission, the Fund may acquire such shares offered in a secondary public offering, even if such a transaction is not effected through a stock exchange.
The balance of the Fund’s portfolio, on average no more than 20%, may be invested in (a) other securities issued by Brazilian publicly held companies, (b) fixed-income securities, (c) derivative instruments on Brazilian organized markets and (d) other investment mechanisms expressly authorized by the Central Bank and the Brazilian Securities Commission jointly, as is the case of margin account transactions.
The requirement of the Regulations that at least 70% of the Fund’s portfolio consist of common and preferred stocks is tested against average portfolio positions for the preceding 720 days. If the Fund’s portfolio fails to satisfy the 70% requirement as of a given date, the requirement will nevertheless be satisfied as of that date if, within the following 360 days, the test (measured against average portfolio positions for the preceding 720 days) would be satisfied. On any day, such equity investments must make up at least 35% of the value of the Fund’s portfolio. A statement of composition and diversification of investments is submitted monthly to the Brazilian Securities Commission by BankBoston Banco Multiplo S.A., the Fund’s sub-custodian bank (the “Sub-Custodian”).
Other investment restrictions imposed by the Regulations do not permit the Fund with respect to its portfolio to: (a) act as surety, guarantor or co-obligor in any way, or make loans of any kind (other than the lending of portfolio securities, which is permitted with the authorization of the Brazilian Securities Commission or the Central Bank, in their respective spheres of authority); (b) purchase or sell securities other than those authorized by the Monetary Council (namely, shares and other securities issued by publicly held companies that are traded in the Brazilian securities market (with the exception of fixed-income securities); (c) make investments abroad, except that, prior to the entry in Brazil of the proceeds of any offering of common stock, Fund assets may be invested in United States government securities and money market instruments; or (d) subscribe for or otherwise acquire shares of investment companies or investment funds. The Regulations permit the Fund to acquire bonds or securities issued or co-guaranteed by the Sub-Custodian or an affiliate thereof only with the approval of all of the Fund’s shareholders.
The Regulations also empower the Brazilian Securities Commission to cancel the authorization of the Sub-Custodian if it fails to comply with applicable law and regulations, and to approve its successor. In addition, the Fund is required to file with the Brazilian Securities Commission specified reports, including period-end reports as to the Fund’s portfolio holdings and equity transactions.
If the requisite approvals to convert from an Annex III Vehicle to a 2,689 Investor are obtained, or should any investment restriction imposed by the Regulations or other Brazilian legal requirements, or by the Code, be removed or liberalized, the Fund reserves the right to invest accordingly, without shareholder approval, except to the extent that such investment conflicts with the Fund’s investment objective or the Investment Restrictions contained in paragraphs 1-7 of “Fundamental Policies” above.
The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Fund will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund or any registered investment company investing in the Fund is registered.
Foreign Investment and Exchange Controls in Brazil
Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.
The Brazilian government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.
Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its prior authorization, the Fund could also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil and to repay borrowings made for temporary or emergency purposes. The Fund has recently obtained a general authorization from the Brazilian Securities Commission that allows repatriation of capital, without restrictions, for purposes of repurchasing the shares of the Fund, provided that the rules applicable to the Fund in the U.S. are duly complied with. Under current Brazilian law, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund’s ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.
The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian government may adversely affect the liquidity of the Brazilian stock market in the future.
Portfolio Holdings Information
The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.
The Fund’s procedures permit non-public portfolio holdings information to be shared with the Advisor and its affiliates (collectively “Deutsche Asset Management” or “DeAM”), sub-advisers, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.
Prior to any disclosure of the Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to the Fund’s Directors.
Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.
DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.
There can be no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.
MANAGEMENT OF THE FUND
Investment Advisor
On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Directors of the Fund, with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Fund’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
DeAM is the marketing name in the United States for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

Under the Investment Advisory, Management and Administration Agreement dated April 5, 2002 with DeIM, as amended (the “Advisory Agreement”), DeIM directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeIM determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, DeIM provides certain administrative services in accordance with the Advisory Agreement.
The Advisory Agreement had an initial term of two years and continues in effect on a year to year basis if its continuance is approved annually by the vote of a majority of those Directors who are not parties to the Advisory Agreement or interested persons of the Advisor or the Fund, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Directors or of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.
The Advisor pays the compensation and expenses of all Directors, officers and executive employees of the Fund affiliated with the Advisor and makes available, without expense to the Fund, the services of such Directors, officers and employees of the Advisor as may duly be elected officers or Directors of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund’s office space and facilities.
The Fund is managed by a team of investment professionals who each play an important role in the Fund’s management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.
In reviewing the terms of the Advisory Agreement and in discussions with the Advisor concerning the Advisory Agreement, the Directors of the Fund who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.
The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Advisory Agreement.

Board Considerations in Connection with Approval of Investment Advisory Agreement
The management fee payable monthly under the Advisory Agreement through November 30, 2004 was equal to an annual rate of 1.20% of the first $150,000,000 of the Fund’s average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Effective December 1, 2004, in approving the Advisory Agreement, the Fund’s Directors reduced the management fee to 0.60% of the first $250,000,000 of the Fund’s average weekly net assets, 0.575% of the next $250,000,000 of such net assets, 0.55% of the next $250,000,000 of such net assets, 0.525% of the next $250,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000. For the year ended June 30, 2003, 2004 and 2005, the Fund (as a closed-end fund) paid $[          ], [          ] and [          ], respectively, in management fees to DeIM.
On [          ], 2005, the Board, including the Independent Directors, approved in principle the Advisory Agreement. The Board considered that its terms are substantially identical to the terms of the previous Investment Advisory, Management and Administration Agreement. The key factors considered by the Board in connection with approving the Advisory Agreement in [          ] 2005, which are also pertinent to their approval of the proposed contractual arrangements, include the following:
•	The investment management fee rate paid to DeIM, including relative to the fee rates paid by similar funds. In this regard, the Board proposed and DeIM accepted a significant ([40%]) reduction in the Fund’s investment management fee rate. The Board concluded that any existing economies of scale enjoyed by DeIM were properly reflected in these fee arrangements, and that in light of the Fund’s closed-end structure there were limited opportunities for future material asset growth.

•	The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. [In this regard, the Board observed that the Fund had outperformed its benchmark in each of the three month, six month, one year, three year and five year periods ended June 30, 2005.] The Board also observed that the Fund had performed well relative to other funds in its Lipper peer group, including [first] quartile performance for the year ended [June 30, 2005]. [To be confirmed.]

•	DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes.

•	The nature, scope and quality of the services provided by DeIM to the Fund. In this regard, the Board considered, among other things, that the types of services to be provided under the previous Investment Advisory, Management and Administration Agreement were comparable to those typically found in agreements of such type.

•	The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. In this regard, the Board considered that DeIM’s future profitability would likely be lower than its estimated historic profitability as a result of the reduction in the Fund’s investment management fee noted above.

•	The investment management fee rates paid to DeIM relative to those payable for similar institutional accounts advised by DeIM, including differences in the scope of services typically provided to mutual funds relative to institutional accounts.

•	The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM’s soft dollar practices. In this regard, the Board noted that the nature of the Fund’s investments eliminate any material use of soft dollars by DeIM in respect of the Fund’s transactions.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures.
Compensation of Portfolio Managers
The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments’ and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).
Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.
To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:
•	Scudder Investments’ performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.
In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all Scudder Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of June 30, 2005, the Fund’s most recent fiscal year end.

	Dollar Range of	Dollar Range of All
Name of Portfolio Manager	Fund Shares Owned	Scudder Fund Shares Owned
Tara C. Kenney	[___]	[___]
Paul H. Rogers, CFA	[___]	[___]
Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.
Other SEC Registered Investment Companies Managed:

Number of
	Number of	Total Assets of	Investment Company	Total Assets of
	Registered	Registered	Accounts with	Performance-
	Investment	Investment	Performance	Based Fee
Name of Portfolio Manager	Companies	Companies	Based Fee	Accounts
Tara C. Kenney	[___]	[___]	[___]	[___]
Paul H. Rogers, CFA	[___]	[___]	[___]	[___]
Other Pooled Investment Vehicles Managed:

Number of Pooled
	Number of		Investment Vehicle	Total Assets of
	Pooled	Total Assets of	Accounts with	Performance-
	Investment	Pooled Investment	Performance-Based	Based Fee
Name of Portfolio Manager	Vehicles	Vehicles	Fee	Accounts
Tara C. Kenney	[___]	[___]	[___]	[___]
Paul H. Rogers, CFA	[___]	[___]	[___]	[___]

Other Accounts Managed:

Number of
			Other Accounts	Total Assets of
	Number of		with	Performance-
	Other	Total Assets of	Performance-	Based Fee
Name of Portfolio Manager	Accounts	Other Accounts	Based Fee	Accounts
Tara C. Kenney	[___]	[___]	[___]	[___]
Paul H. Rogers, CFA	[___]	[___]	[___]	[___]
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.
Code of Ethics
The Fund, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.
FUND SERVICE PROVIDERS
Distributor
Pursuant to a Distribution Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement for the Fund dated [___], was approved by the Directors on [___]. The Distribution Agreement continues in effect for an initial period of two years and then from year to year thereafter only if its continuance is approved at least annually by a vote of the Board members of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.
The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in Distribution Agreement and the Fund’s then-current prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund’s Board of Directors and the Fund’s Amended and Restated Articles of Incorporation and Amended and Restated By-laws; and (v) provide the Fund’s Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund’s registration statement.
The Distribution Agreement may be terminated at any time upon 60 days’ written notice by the Fund, without penalty, by the vote of a majority of the Fund’s non-interested Directors or by a vote of a majority of the Fund’s outstanding shares of the related class or upon 60 day’s written notice by the Distributor and shall automatically terminate in the event of an assignment.
SDI and certain broker-dealers (“Participating Dealers”) have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated or assigned by either party, without penalty, by the vote of a majority of the Fun’s non-interested Directors or by a vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.
The Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Service Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions’ ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor or their affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Service Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the prospectus and this SAI in conjunction with any such institution’s fee schedule.
As compensation for providing distribution services as described above for Class A shares, the Distributor receives an annual fee, paid monthly, equal to [ ]% of the average daily net assets of the Class A shares. The Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Service Agents.
Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company’s board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for Class A shares (the “Plan”). Under the Plan, the Fund pays a fee to the Distributor for distribution and other shareholder service assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Service Agents. The Plan remains in effect from year to year as specifically approved (a) at least annually by the Fund’s Board of Directors and (b) by the affirmative vote of a majority of the non-interested Directors, who have not direct or indirect financial interest in such Plan, by votes cast in person at a meeting called for such purpose.
In approving the Plan, the Directors concluded, in the exercise of their reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination each year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time by the vote of a majority of the Fund’s non-interested Directors or by a vote of a majority of the Fund’s outstanding shares.
During the continuance of the Plan, the Fund’s Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund’s non-interested Directors shall be committed to the discretion of the non-interested Directors then in office.
If the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class.
The Fund has not yet paid any expenses in connection with the Rule 12b-1 Plan.
Fund Accounting Agent
The Fund has retained Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, as the Fund’s accounting agent. SFAC is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, the Fund paid fees to SFAC totaling $[ ], $[ ] and $[ ], respectively.
Pursuant to an agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, SFAC paid fees to SSB totaling $[ ], $[ ] and $[ ], respectively.
Custodian, Transfer Agent and Shareholder Service Agent
Brown Brothers Harriman and Co. (“Brown Brothers”), 40 Water Street, Boston, MA 02109, serves as the Custodian of the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, the Fund paid fees to Brown Brothers totaling $[ ], $[ ] and $[ ], respectively.
Scudder Investments Service Company (“SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the Fund’s transfer agent, dividend paying agent and shareholder service agent for the Fund’s Class A shares. SISC serves as transfer agent of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Fund, SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, the Fund paid fees to SISC totaling $[ ], $[ ] and $[ ], respectively.
Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, SISC paid fees to DST totaling $[ ], $[ ] and $[ ], respectively.
Sub-Custodian
The Fund and the Advisor have an Administration Agreement with BankBoston Banco Multiplo S.A. (the “Sub-Custodian”), pursuant to which the Sub-Custodian acts as the Fund’s Brazilian administrator. For the fiscal years ended June 30, 2003, 2004 and 2005, the Fund paid fees to the Sub-Custodian totaling $[ ], $[ ] and $[ ], respectively.
The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the Fund’s Independent Registered Public Accounting Firm.
Legal Counsel
Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, serves as legal counsel to the Fund.
PORTFOLIO TRANSACTIONS
The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.
Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on Brazilian securities exchanges are also subject to negotiation, however, generally, the brokers charge at a fixed rate, reduced according to the volume of transactions carried out by the client. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.
It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.
The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.
In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.
Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the

Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.
The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.
Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.
Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.
For the fiscal years ended June 30, 2003, 2004, 2005, the Fund (as a closed-end fund) paid aggregate brokerage commissions of $[___], $[___] and $[___], respectively.
The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of June 30, 2005, the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of June 30, 2005
Bank Inicjatyw Spoleczno-Ekonomicznych SA	$
BT Opera Trading S.A.	$
IBOXX Ltd.	$
K & N Kenanga Bhd	$
Kenanga Deutsche Futures	$
Kenanga Deutsche Futures Sdn Bhd	$
MaxBlue Investimentos Distribuidora de Titulos e Valores Mobili rios S.A.	$
Minex Corporation	$
Morgan Grenfell & Co Limited	$
Morgan Grenfell Private Equity Limited	$
Morgan Grenfell Securities	$
Mortgage Ramp	$
MTS Japan Securities Co. Ltd.	$
Nissay Deutsche Asset Management Europe Limited “Osaka Stock Exchange Co., Ltd.”	$
OTC Deriv Limited	$
Paladin Australia Limited	$
Pro Capital Spolka Akcyjna	$
PT Deutsche Securities Indonesia	$
“Rued, Blass & Cie AG Bankgeschaeft”	$
Swapswire Limited	$
Teleogic Limited	$
Tokai Deutsche Asset Management Limited	$

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of June 30, 2005
Volbroker.com Limited	$
Yensai.com	$
Yieldbroker Pty Ltd.	$
PORTFOLIO TURNOVER
Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. A higher rate involves greater brokerage and transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund’s portfolio whenever necessary, in management’s opinion, to meet the Fund’s objective.
Higher levels of activity by the Fund (i.e. 100% or higher) result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders, particularly if that Fund’s primary investments are equity securities. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet the Fund’s objective.
The portfolio turnover rates for the fiscal years ended June 30, 2004 and 2005 were 4% and 5% respectively.
PURCHASE AND REDEMPTION OF SHARES
General Information
Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.
A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.
Orders will be confirmed at a price based on the net asset value of the Fund (including any applicable sales charge) next determined after receipt in good order by SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by SDI (“trade date”).
Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.
Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.
Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.
QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.
Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:
Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers.
Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.
Purchases
The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund’s prospectus.
Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.
In addition to the discounts or commissions described herein and in the prospectus, SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.
Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.
SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege (as defined below) and one of the four compensation schedules up to the following amounts:

				Compensation Schedule #3:
Compensation Schedule #1:		Compensation Schedule #2:		Scudder Mid-to-Large Market
Retail Sales and Scudder Flex Plan(1)		Scudder Premium Plan(2)		Plan(2)
	As a		As a		As a
	Percentage		Percentage		Percentage
Amount of	of Net	Amount of	of Net	Amount of	of Net
Shares Sold	Asset Value	Shares Sold	Asset Value	Shares Sold	Asset Value
$1 million to $3 million (equity funds)	1.00%	Under $15million	0.50%	Over $15 million	0.25% - 0.50%
Over $3 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

Compensation Schedule #4: Scudder Choice Plan(3)
Amount of	As a Percentage of Net
Shares Sold	Asset Value
All amounts (equity funds)	1.00%

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Scudder funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.
(3) SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.
Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

Sales Charge
Allowed to Dealers
	As a Percentage of		As a Percentage of		as a Percentage of
Amount of Purchase	Offering Price		Net Asset Value*		Offering Price
Less than $50,000	[ ]	%	[ ]	%	[ ] %
$50,000 but less than $100,000	[ ]		[ ]		[ ]
$100,000 but less than $250,000	[ ]		[ ]		[ ]
$250,000 but less than $500,000	[ ]		[ ]		[ ]
$500,000 but less than $1 million	[ ]		[ ]		[ ]
$1 million and over	[ ]	**	[ ]	**	[ ] ***

*	Rounded to the nearest one-hundredth percent.

**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***	Commission is payable by SDI as discussed below.
Class A NAV Sales. Class A shares may be sold at net asset value to:
(a) a current or former director or trustee of Deutsche or Scudder mutual funds;
(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;
(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;
(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);
(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;
(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;
(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;
(i)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and
(j)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.
Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.
Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.
Letter of Intent. The reduced sales charges for Class A shares, as shown in the prospectus relating to the Class A shares, also apply to the aggregate amount of purchases of Class A shares of Scudder Fund that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Fund held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.
Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Fund that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.
For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates include: (a) Money Market Fund as “Scudder Fund”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.
Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Fund that bear a sales charge.
Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.
Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.
Redemptions
Redemption fee. The Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.
The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.
A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.
Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.
If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.
Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund’s Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the shares were purchased.
Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to any contingent deferred sales charge (“CDSC”) may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using the Automatic Withdrawal Plan must reinvest Fund distributions.
Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Fund or its agent on written notice, and will be terminated when all shares of the Fund under the Automatic Withdrawal Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.
The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.
Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class A shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.
The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.
The Class A CDSC will be waived in the event of:
(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;
(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;
(c) redemption of shares of a shareholder (including a registered joint owner) who has died;
(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);
(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and
(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.
Exchanges
Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.
Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.
Shareholders must obtain prospectuses of the fund they are exchanging into from dealers, other firms or SDI.
Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.
Dividends
The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.
The Fund intends to distribute dividends from its ordinary income excluding short-term capital gains annually in December. The Fund intends to distribute capital gain net income after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.
Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared and to have been paid by the Fund not later than such December 31.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:
1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or
2. To receive income and capital gain dividends in cash.
Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Fund with multiple classes of shares or Scudder Fund as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder or Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.
If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.
If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.
Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.
The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.
TAXES
Certain U.S. Tax Consequences
The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Different rules may apply to particular shareholders depending upon their individual circumstances. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.
Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.
The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.
The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and any net realized capital gains in the manner required under the Code.
If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In that event, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
The Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires actual or deemed payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in its interest.
The Fund intends to distribute to its shareholders each year all of its net investment income as computed for U.S. federal income tax purposes. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax. However, Brazilian exchange control or other regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Fund, may limit the Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements.
If the Fund retains for investment any net long-term capital gains in excess of any net short-term capital losses (including in such losses any capital loss carryovers from prior years), as computed for U.S. federal income tax purposes, it will be subject to U.S. federal income tax on the amount retained at the then-current rate. If any such amount is retained, the Fund expects to elect to treat such capital gains as having been distributed to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for such tax purposes, as long-term capital gains, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of taxes paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities and to claim refunds to the extent such proportionate shares of the tax exceed such liabilities, and (iii) will be entitled to increase the adjusted tax basis of their Fund shares by the difference between their share of such gains and the related credit or refund.

If the Fund experiences substantial redemptions of its shares within a short time frame, it would likely be required to sell portfolio securities. If the Fund’s basis in the portfolio securities sold is less than the sale price obtained, net capital gain will be realized, most of which must be distributed or deemed to be distributed to its shareholders in order to avoid the income and excise taxes discussed above.
Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will generally be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.
Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.
Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.
The Fund does not expect that it will receive any “qualified dividend income,” which is taxed under the Code at rates applicable to long-term capital gain. In addition, the Fund does not expect any portion of its income distributions to be eligible for the 70% deduction for dividends received by corporations.
Capital gains distributions may be reduced if fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund’s annual and semi-annual reports to shareholders.
All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on its U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.
Shareholders subject to U.S. federal alternative minimum tax will be required to include distributions from the Fund in alternative minimum taxable income.
All distributions by the Fund result in a reduction in the net asset value of its shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.
Transactions in Fund Shares. A shareholder may recognize a taxable gain or loss upon the sale, exchange or redemption of shares of the Fund, based on the difference between such shareholder’s adjusted tax basis it the shares sold or redeemed and the value of the cash or other property (including shares of another fund) received by such shareholder in payment therefor.
Such gain or loss will be a capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term depending upon whether the shareholder has held the shares for more than one year. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. Instead, such a shareholder must adjust the basis of the shares acquired to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder (and any amounts retained by the Fund which were designated as undistributed capital gains) with respect to such shares.
Any loss realized upon a shareholder’s redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from a shareholder’s sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.
A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date.
Non-U.S. Taxation. The Fund will be subject to Brazilian income taxes, including withholding taxes. If more than 50% of the Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of the qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.
If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.
Generally, a credit for non-U.S. income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. federal income tax liability (determined without regard to the availability of the credit) attributable to his or her total non-U.S. source taxable income. For this purpose, the portion of distributions paid by the Fund from its non-U.S. source income will be treated as non-U.S. source income. Under current law, the Fund’s gains from the sale of securities will generally be treated as derived from U.S. sources. Additionally, certain currency fluctuation gains and losses, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to non-U.S. source “passive income,” such as the portion of dividends received from the Fund which qualifies as non-U.S. source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the non-U.S. income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

Taxation of Certain Investments. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
The Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.
The Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.
In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.
Non-U.S. Shareholders. U.S. federal income taxation of a shareholder who, under the Code, is a non- resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (“non-U.S. shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so “effectively connected.” If the income from the Fund is “effectively connected,” then distributions of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, net long-term capital gains and amounts otherwise includible in income, such as amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale of shares of the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. shareholders that are corporations may also be subject to the branch profits tax.

A non-U.S. shareholder whose income is not treated as “effectively connected” with a U.S. trade or business generally will not be subject to U.S. federal income taxation on distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains which the Fund elects to treat as having been distributed to shareholders and any gain realized upon the sale of Fund shares. However, distributions of certain net investment income, whether received in cash or reinvested in shares, will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. Under current law, “short-term capital gain dividends” and “interest-related dividends,” received by non-U.S. shareholders in a taxable year of the Fund beginning before January 1, 2008, will not be subject to U.S. federal income tax.
In addition, if the non-U.S. shareholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gain from the sale of Fund shares will be subject to a U.S. federal income tax of 30% (or lower treaty rate). Non-U.S. shareholders may also be subject to U.S. federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from the Fund’s election (described above) to “pass through” the amount of non-U.S. taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.
The income tax and estate tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.
Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.
Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.
Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.
Distributions from the Fund may be subject to additional U.S. federal, state, local and non-U.S. taxes depending on each shareholder’s particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund and of the possible impact of changes in applicable tax laws.
Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Certain Brazilian tax consequences
The following is intended to be a general summary of certain Brazilian tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Different rules may apply to particular shareholders depending upon their individual circumstances. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.
In Brazil, investments made through vehicles designed solely for non-Brazilian resident investors, such as the Fund, are subject to a specific tax regime. Under this tax regime, the Fund is liable for all Brazilian taxes related to its investments in Brazil.
Capital gains accrued by the Fund resulting from the sale or disposition of shares of Brazilian publicly-traded companies performed in the stock, commodities, futures and similar exchanges are generally exempt of withholding income tax (IRF). Thus, as sales of shares of Brazilian publicly-traded companies by the Fund in the ordinary course of its business will generally be carried out within the stock exchange (BOVESPA), any capital gain accrued in such sale of shares would be exempt from IRF. In addition, the sale of the shares of Brazilian publicly-traded companies within a stock exchange or an organized over-the-counter market (SOMA) is exempt from Provisional Contribution on Financial Transactions (“CPMF”). Hence, the Fund’s sales of shares of Brazilian publicly-traded companies within BOVESPA or SOMA are generally exempt from CPMF.
Other earnings (such as interest) of the Fund may be subject to IRF: (a) at 10%, when arising from investments in floating-income funds, swaps and other futures transactions off the stock exchanges; and (b) at 15% in other cases, including fixed-income investments and interest on net worth. Such IRF is assessed upon the disposal of the portfolio securities by the Fund. Moreover, upon liquidation of any fixed-rate investments held by the Fund, CPMF will be imposed at a 0.38% rate upon the amount of the fixed-rate investments liquidation. With respect to the CPMF, the Brazilian administrator is obliged, under local regulations, to keep two separate accounts for the Fund: (i) one related to transactions subject to CPMF (Taxable Account) and (ii) another related to transactions exempt from CPMF (Non-Taxable Account). Thus, depending on the account in which the assets are currently registered, they would be entitled or not to the CPMF exemption. Only proceeds that have always been kept in the Non-Taxable Account are entitled to the CPMF exemption. Any proceeds that are transferred from Non-Taxable Account to the Taxable Account, even for a short period, must to be registered on the Taxable Account. If any fixed-rate investment is liquidated within 30 days of the Fund’s acquisition of such investment, the earnings accrued will be subject to Tax on Financial Transactions (“IOF”) at a 1% rate per day. The IOF base (upon which the 1% IOF is calculated) would be a percentage of the earnings, depending on the number of days the Fund held such investment, ranging from 96% to 0%.
Dividends paid by a Brazilian company to its shareholders are exempt from Brazilian income tax; therefore, dividends paid to the Fund with respect to shares of Brazilian companies are generally exempt from Brazilian income tax.
The foregoing is only a summary of certain material U.S. federal income tax and Brazilian tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
NET ASSET VALUE
The net asset value of shares of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the “Value Time”). The NYSE is scheduled to be closed on the following holidays: New

Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.
An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.
Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.
An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the NYSE. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.
Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.
If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.
OFFICERS AND DIRECTORS
Overall responsibility for management and supervision of the Fund rests with the Board of Directors. The Board of Directors is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. The Board of Directors approves all significant agreements between the Fund and the persons and companies that furnish services to the Fund, including agreements with its underwriter, custodian, transfer agent, investment manager, and administrator. The day-to-day operation of the Fund is delegated to the Advisor.
The following table presents certain information regarding the Directors and Officers for the Fund. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the mailing address for the Directors with respect to the Fund’s operations is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154.
Each Director’s term of office extends until the next stockholder’s meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Each of the Directors, except for Susan Kaufman Purcell and Donna J. Hrinak, also serves on the Boards of Scudder New Asia Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder Global Commodities Stock Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management. In addition to the Fund, Susan Kaufman Purcell serves on the Boards of Scudder New Asia Fund, Inc., [Scudder Global High Income Fund, Inc.] and Scudder Global Commodities Stock Fund, Inc.

Independent Directors[1]
		Number
		of Funds
		in Fund
Name, Age, Position(s) Heldwith the Fund and Length of	Principal Occupation(s) During Past 5 Years and	Complex
Time Served	Other Directorships Held	Overseen

Robert J. Callander (74) Chairman 2004- present Director 2000- present	Chairman (since 2004) of the Board of the Fund; Retired Vice Chairman, Chemical Banking Corporation; Directorships: ARAMARK Corporation (food service); Member, Council on Foreign Relations; Previously Visiting Professor/Executive–in–Residence, Columbia University Business School; Formerly, Director, Barnes Group, Inc. (manufacturing) (until April 2001); Omnicon Group, Inc. (Advertising) (until May 2002) and Managing Director, Metropolitan Opera Association (retired). Mr. Callander serves on the boards of four other funds managed by DeIM.	5

Kenneth C. Froewiss (59) Director 1997-present	Clinical Professor of Finance, NYU Stern School of Business (1997–present); Member, Finance Committee, Association for Asian Studies (2002–present); Managing Director, J.P. Morgan (investment banking firm) (1984–1996); Director, Mitsui Sumitomo Insurance Group (U.S.) (2004-present). Mr. Froewiss serves on the boards of 46 other funds managed by DeIM or its affiliates.	5

Independent Directors[1]
		Number
Name, Age,		of Funds
Position(s) Heldwith the Fund		in Fund
and Length of	Principal Occupation(s) During Past 5 Years and	Complex
Time Served	Other Directorships Held	Overseen
William H. Luers[2] (76) Director 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	5

Ronaldo A. da Frota Nogueira (67) Director 1987-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Brazilian Chartered Investment Professional Institute and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA). Mr. Nogueira serves on the boards of [ ] other funds managed by DeIM.	5

Susan Kaufman Purcell[3] (63) Director 2004-present	Director of Center for Hemispheric Policy, University of Miami (March 2005-present). Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; Member, Advisory Board, Mexico Institute of the Woodrow Wilson International Center for Scholars. Formerly, Vice President, Americas Society (January 1989-March 2005). Formerly, Vice President, Council of the Americas (1994-March 2005).	4

Kesop Yun (60) Director 1994-present	Professor (formerly Dean, 1999-2001), College of Business Administration, Seoul National University, Seoul, Korea; Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Visiting Professor of London Business School (1997-1998); President, Korea Securities & Economy Institute (1994-1995) and Korea Tax Association (1994-1995). Mr. Yun serves on the boards of three other funds managed be DeIM.	5

Donna J. Hrinak[(Age)][4] Director 2005-present	Senior Counselor, Steel Hector & Davis (law firm); formerly Ambassador of the United States to Brazil (until 2004) (government); For Profit Corporate Boards: America Online Latin America (information technologies) [dates]; Non-Profit Directorships: Partners of the Americas [dates], National Intelligence Council [dates], Women in International Security [dates]; Founding Member: Women in International Trade [dates]; Advisory Board Member: Inter-American Dialogue [dates].	1

1	Director considered by the Fund and its counsel not to be “interested persons”, as defined by the 1940 Act, of the Fund or of the Advisor, DeIM.

2	Mr. William H. Luers, a current Director, will retire at the next annual meeting of Directors.

3	Mrs. Susan Kaufman Purcell, a current Director, will retire at the next annual meeting of Directors.

4	Mr. Vincent J. Esposito tendered his resignation as a Director as of October 11, 2005. Also on October 11, 2005, the Fund’s Board of Directors elected Ms. Donna J. Hrinak to fill the vacancy created by Mr. Esposito’s resignation.
Officers
Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Rogers, Millette, Schubert and [Esposito] and Mses. D’Eramo, Kenney and Pearson own securities of Deutsche Bank A.G.
The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualifies, and all other officers hold office in accordance with the Amended and Restated By-laws of the Fund. Each Executive Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.
The following persons are Executive Officers of the Fund:

	Present Office with the Fund;	Year First Became
Name (Age)	Principal Occupation or Employment[1]	an Officer

Vincent J. Esposito[1,2] (49)	President and Chief Executive Officer; Vice Chairman (2004-October 2005); Managing Director, Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc. (since 2003); Vice President of The Germany Fund, Inc. (since 2003); Vice President of The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991–2002).	2004

Paul H. Schubert[2] (42)	Treasurer and Chief Financial Officer; Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994–2004).	2004

Tara C. Kenney[3] (44)	Vice President, Managing Director of Deutsche Asset Management.	2000

Paul H. Rogers[3] (49)	Vice President, Managing Director of Deutsche Asset Management.	1998

Scott M. McHugh[3] (33)	Assistant Treasurer, Director of Deutsche Asset Management.	2005

Kathleen Sullivan D’Eramo[3] (46)	Assistant Treasurer; Director of Deutsche Asset Management.	2003

John Millette[3] (41)	Secretary; Director of Deutsche Asset Management.	1999

Caroline Pearson[3] (42)	Assistant Secretary; Managing Director of Deutsche Asset Management.	1998

1	Mr. Vincent J. Esposito was elected President and Chief Executive Officer of the Fund in December 2005, replacing Julian F. Sluyters.

2	Address: 345 Park Avenue, New York, New York.

3	Address: Two International Place, Boston, Massachusetts.

Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Paul H. Schubert	Vice President
Director Ownership in the Fund

Dollar Range of
	Beneficial	Aggregate Dollar Range of
	Ownership in The	Ownership as of 12/31/04
	Brazil Fund,	in all Funds Overseen by
Independent Directors[1]	Inc. [2]	Director in the Fund Complex[2]
Robert J. Callander	$10,001 - $50,000	Over $100,000

Kenneth C. Froewiss	$10,001 - $50,000	Over $100,000

Donna J. Hrinak	None	None

William H. Luers	$10,001 - $50,000	$10,001 - $50,000

Ronaldo A. da Frota Nogueira	$50,001 - $100,000	Over $100,000

Susan Kaufman Purcell	$0 - $10,000	$10,001 - $50,000

Kesop Yun	None	None

1	Director considered by the Fund and its counsel not to be “interested persons”, as defined by the 1940 Act, of the Fund or of the Advisor, DeIM.

2	The information as to beneficial is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership on sole voting and investment ownership is based power.
Ownership in Securities of the Advisor and Related Companies
As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

				Value of	Percent of
	Owner and			Securities on	Class on an
Independent	Relationship to		Title of	an Aggregate	Aggregate
Directors	Directors	Company	Class	Basis	Basis
Robert J. Callander	[ ]	[ ]	[ ]	[ ]	[ ]

Kenneth C. Froewiss	[ ]	[ ]	[ ]	[ ]	[ ]

Donna J. Hrinak	[ ]	[ ]	[ ]	[ ]	[ ]

William H. Luers	[ ]	[ ]	[ ]	[ ]	[ ]

Ronaldo A. da Frota

				Value of	Percent of
	Owner and			Securities on	Class on an
Independent	Relationship to		Title of	an Aggregate	Aggregate
Directors	Directors	Company	Class	Basis	Basis
Nogueira	[ ]	[ ]	[ ]	[ ]	[ ]

Susan Kaufman

Purcell	[ ]	[ ]	[ ]	[ ]	[ ]

Kesop Yun	[ ]	[ ]	[ ]	[ ]	[ ]
As of [ ], 2006, the Directors and Officers of the Fund owned, as a group, less than 1% percent of the outstanding shares of the Fund.
To the best of the Fund’s knowledge, as of [ ], 2006 no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted in the table below. [Table to be updated.]

Amount and Nature
of Beneficial
Title of Class	Name and Address of Beneficial Owner	Ownership	Percent of Class

Information Concerning Committees and Meetings of Directors
The Board of Directors of the Fund met nine times during the fiscal year ended June 30, 2005. The Board of Directors has an Audit Committee, a Committee on Independent Directors, an Executive Committee and a Valuation Committee.
Audit Committee
The Board of Directors has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of the Advisor, as defined in the 1940 Act, which met three times during the fiscal year ended June 30, 2005. The Audit Committee reviews with management and the independent registered accounting firm for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund’s annual audited financial statements, reviews the auditor’s required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management’s financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by the independent registered accounting firm, approves and recommends to the Board of Directors for its approval the selection of the independent registered accounting firm for the Fund, reviews matters related to the independence of the Fund’s independent registered accounting firm and in general considers and reports to the Board of Directors on matters regarding the Fund’s accounting and bookkeeping practices.
The Audit Committee currently consists of Messrs. Froewiss (Chairman), Luers, Nogueira, Yun and Dr. Purcell.
Committee on Independent Directors
The Committee on Independent Directors consists of all the Directors who are not interested persons of the Fund or of the Advisor, as defined in the 1940 Act. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created; (ii) to recommend for the Board of Directors’ selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board of Directors; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board of Directors; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors.

The Committee on Independent Directors requires that Director candidates have a college degree or equivalent business experience. The Committee on Independent Directors may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board of Directors’ composition.
The Committee on Independent Directors also considers and evaluates nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Fund shareholders may submit nominees by mail to the attention of the Secretary of the Fund at least 120 before the anniversary of the date that the Fund’s proxy statement was released to shareholders in connection with the previous year’s annual meeting.
Executive Committee
The Executive Committee is empowered, and the Directors have delegated to the Executive Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander and Froewiss are the members of the Executive Committee of the Fund. The Executive Committee did not meet during the fiscal year ended June 30, 2005.
Valuation Committee
The Valuation Committee monitors the valuation of the Fund’s portfolio securities and other investments and, as required by the Fund’s valuation policies when the full Board of Directors is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board of Directors. Messrs. Froewiss and [    ] are the members of the Valuation Committee, with Messrs. Callander and Luers as alternates. The Valuation Committee met [___] times during the fiscal year ended June 30, 2005.
Stockholder Communications with Directors
The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of The Brazil Fund, Inc., c/o John Millette, Secretary to the Fund, 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.
Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or Directors of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Director who is not an “interested person” of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Director receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Director also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.
Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.

The following Compensation Table provides, in tabular form, the following data:
Column (1) All Directors who receive compensation from the Fund.
Column (2) Aggregate compensation received by a Director from the Fund.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.
Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed–end fund is greater than the compensation received by a Director for serving on the Board of an open–end fund.
Compensation Table for the fiscal year ended June 30, 2005

(1)	(2)	(3)	(4)	(5)
				Aggregate
		Pension or	Estimated	Compensation as a
	Aggregate	Retirement Benefits	Annual	Director/Trustee of the
Name of Person,	Compensation	Accrued as Part of	Benefits Upon	Fund and Other
Position	from the Fund	Fund Expenses	Retirement	Scudder Funds*
Robert J. Callander, Director	$27,357	N/A	N/A	$115,520 (5 funds)

Kenneth C. Froewiss, Director	$21,000	N/A	N/A	$87,364 (5 funds)

Donna J. Hrinak, Director**	N/A	N/A	N/A	N/A

William H. Luers, Director	$18,500	N/A	N/A	$77,114 (5 funds)

Ronaldo A. da Frota Nogueira, Director	$24,500	N/A	N/A	$83,114 (5 funds)

Susan Kaufman Purcell, Director	$18,500	N/A	N/A	$75,060 (5 funds)

Kesop Yun, Director	$15,250	N/A	N/A	$64,864 (5 funds)

*	The Board members were appointed Board members of Scudder Global Commodities Stock Fund, Inc. on July 7, 2004.

**	The Fund’s Board of Directors elected Ms. Donna J. Hrinak on October 11, 2005 to fill the vacancy created by the resignation of Mr. Vincent J. Esposito.
Agreement to Indemnify Independent Directors for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the Advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, its directors and officers, the Advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. [In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Advisor has also agreed, subject to applicable law and regulation, to indemnify the Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The Advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Fund or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director ’s duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Advisor will survive the termination of the investment management agreement between the Advisor and the Fund.] [To be updated.]
FUND ORGANIZATION
[The following is a summary of the anticipated provisions of the Fund’s Amended and Restated Articles of Incorporation. These provisions have not yet been approved.]
The Fund was incorporated in Maryland on September 25, 1987. From November 7, 1987 to [___], 2006, the Fund operated as a closed-end investment company. On [___], 2006, the Fund converted from a closed-end, non-diversified investment company to an open-end, non-diversified investment company.
The authorized capital stock of the Fund, Inc. consists of [___] shares of a par value of $[___] each, which capital stock has been divided into two classes of shares, Class S and Class A. Shares of the Fund outstanding at the time of the conversion were designated Class S shares of the Fund.
The Directors may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in their applicable prospectuses and SAI. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate the Fund or class thereof by notice to the shareholders without shareholder approval.
Maryland corporate law provides that a Director of the Fund shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Fund and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Fund and upon reports made to the Fund by persons selected in good faith by the Directors as qualified to make such reports.
The Fund’s Amended and Restated Articles of Incorporation and Amended and Restated By-laws, provide that the Fund will indemnify and advance expenses to its currently acting and former directors and to its currently acting and former officers to the fullest extent permitted by Maryland law, as amended or interpreted. However, nothing in the Amended and Restated Articles of Incorporation or the Amended and Restated By-laws require a waiver of compliance with any provision of the 1933 Act or 1940 Act or protect or purport to protect any director or officer of the Fund against any liability to the Fund or its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.
Subject to the limits of the 1940 Act and unless otherwise provided by the Amended and Restated By-laws, a Director may be removed with or without cause, by the affirmative vote of the holders of seventy-five percent of the votes entitled to be cast for the election of directors.
The Fund’s Board of Directors supervises the Fund’s activities. The Fund adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Fund to establish a multiple class distribution system for its funds.
Under the Plan, each class of shares will represent interests in the same portfolio of investments of the series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Fund’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.
Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.
PROXY VOTING GUIDELINES
The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board of Directors’ general oversight, with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”) and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:
Shareholder Rights. The Advisor generally votes against proposals that restrict shareholder rights.
Corporate Governance. The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.
Anti-Takeover Matters. The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

Compensation Matters. The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.
Routine Matters. The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.
The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.
Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.
The Guidelines on a particular issue may or may not reflect the view of individual members of the Board of Directors or of a majority of the Board of Directors. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.
The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.
As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.
Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.
You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at www.scudder.com (type “proxy voting” in the search field).
FINANCIAL STATEMENTS
The financial statements, including the portfolio of investments of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to Shareholders dated June 30, 2005 for the Fund are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this SAI to make such a request.
ADDITIONAL INFORMATION
The CUSIP number for the Class A shares of The Brazil Fund, Inc. is: [___].
The Brazil Fund, Inc. has a fiscal year ending June 30th.
Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund’s investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.
The Fund’s prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.
APPENDIX
RATINGS OF INVESTMENTS
Description of certain ratings assigned by S&P and Moody’s:
S&P Long-Term
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC,” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C” — A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
“r” — The symbol “r” is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
“N.R.” — The designation “N.R.” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign designation to show relative standing within the major rating categories.
Short-Term
“A-1” — A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.
“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Preferred Stock
Because of the fundamental differences between preferred stocks and bonds, Moody’s employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.
These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.
“aaa” — An issue rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
“aa” — An issue rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
“a” — An issue rated “a” is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
“baa” — An issue rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.
“ba” — An issue rated “ba” is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
“b” — An issue rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
“caa” — An issue rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
“ca” — An issue rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
“c” — This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody’s applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications “aa” through “b”. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Prime Rating System (Short-Term)
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
Statement Of Differences
The dagger symbol shall be expressed as “D.”
Characters normally expressed as superscript shall be preceded by “pp.”

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SUBJECT TO COMPLETION, DATED DECEMBER 19, 2005
THE BRAZIL FUND, INC.
Class S Shares
[          ], 2006
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Class S prospectus dated [          ], 2006, as amended from time to time, for The Brazil Fund, Inc. (the “Fund”), a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this SAI was obtained. This SAI is also available on the Securities and Exchange Commission’s (the “SEC”) Internet Web site (http://www.sec.gov).
The Annual Report to Shareholders, dated June 30, 2005, accompanies this SAI. It is incorporated herein by reference and is deemed to be part of this SAI. A copy of the Fund’s Annual Report may be obtained without charge by calling Scudder Investments at the toll-free number 1-800-621-1048.
This SAI is incorporated by reference into the prospectus.

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GENERAL INFORMATION AND HISTORY
The Brazil Fund, Inc. (the “Fund”) was incorporated in Maryland on September 25, 1987. From November 7, 1987 to [          ], 2006, the Fund operated as a closed-end investment company. On [          ], 2006, the Fund converted from a closed-end, non-diversified investment company to an open-end, non-diversified investment company.
There are a number of key differences between closed-end and open-end funds. For example, unlike open-end funds, closed-end funds neither redeem their outstanding stock nor engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. In addition, unlike open-end funds, shares of closed-end funds frequently trade at a discount to net asset value. The fact that stockholders of the Fund who wish to realize the net asset value of their shares will be able to do so by presenting their shares for redemption will eliminate any market discount from net asset value that was associated with the Fund (as a closed-end fund). These and other legal and practical differences are explained in greater detail in the Fund’s proxy statement (the “Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2005. You can obtain free copies of the Proxy Statement by contacting Scudder Investments at the number appearing on the front cover of this SAI. You can also view the Proxy Statement by visiting the SEC’s website at www.sec.gov and going into the EDGAR database.
The Fund offers two classes of shares: Class S and Class A shares. Shares of the Fund outstanding at the time of the conversion were designated Class S shares of the Fund. Class S shares are generally not available to new investors. You can obtain a copy of the prospectus and SAI relating to the Class S shares by contacting Scudder Investments at the number appearing on the front cover of this SAI.
The Fund is currently registered under Brazil’s Annex III Regulations to Resolution No. 1289/87, which subject it to certain restrictions. As a result, the Fund may be prohibited from engaging in certain investment practices and techniques discussed below. See “Investment Restrictions” in this SAI. The Fund is seeking approvals from Brazil’s National Monetary Council and the Federal Revenue Office to convert the Fund from an Annex III vehicle (“Annex III Vehicle”) to a 2,689 Investor (“2,689 Investor”), an entity not subject to the Annex III restrictions. There can be no assurance that the requisite approvals will be obtained in a timely manner or at all.
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Brazilian issuers.
Investment Policies
Under normal circumstances, the Fund’s policy is to invest at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges or traded in over-the-counter markets. As an Annex III Vehicle, the Fund may only invest in the over-the-counter market organized by entities accredited by the Brazilian Securities Commission. It is expected that the balance of the Fund’s assets normally will be invested in short-term investments. No assurance can be given that the Fund’s investment objective will be realized.
Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such a practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended

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purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.
It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein and in the Fund’s prospectus, and its status as an Annex III Vehicle.
The following is a discussion of the various investments of and techniques employed by the Fund. The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.
Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.
Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.
Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

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Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs"™).
Debt Securities. The Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase “investment-grade” bonds, rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.
The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.
Depositary Receipts. If converted to a 2,689 Investor, the Fund will be permitted to invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs IDRs and BDRs (defined below) are hereinafter referred to as “Depositary Receipts”). As an Annex III Vehicle, the Fund is currently prohibited from investing in Depositary Receipts (other than Brazilian Depositary Receipts (“BDRs”), which are certificates representing foreign securities deposits of publicly-traded or similar companies with a Brazilian depository institution authorized to operate by the Central Bank of Brazil (the “Central Bank”)). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
Foreign Currency. Since the Fund invests in Brazil, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in the real (Brazil’s currency) exchange rate and Brazilian

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exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between the U.S. dollar and the real. Fluctuations in exchange rates may also affect the earning power and asset value of the Brazilian entity issuing the security.
The strength or weakness of the U.S. dollar against the real is responsible for part of the Fund’s investment performance. If the dollar falls in value relative to the real, for example, the dollar value of a Brazilian stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the real, the dollar value of the Brazilian stock will fall. The real has in the past experienced significant devaluation relative to the dollar.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although Brazilian exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell reais to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell reais to the dealer. The Fund will conduct its Brazilian currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the Brazilian currency exchange market, or through entering into options or forward or futures contracts to purchase or sell reais.
Foreign Fixed Income Securities. Since most Brazilian fixed income securities are not rated, the Fund will invest in Brazilian fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of the Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.
The value of the Brazilian fixed income securities held by the Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative value of the real with respect to the U.S. dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund’s investments in Brazilian fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.
As an Annex III Vehicle, the Fund is currently prohibited from investing in sovereign debt, other than debt issued by the Brazilian government within Brazil. If converted to a 2,689 Investor, the Fund will be permitted to invest in sovereign debt of other foreign governments. Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.
Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers, such as the Brazilian government, have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to

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sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.
The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market, such as Brazil, whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign market exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.
To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets, such as Brazil, to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
Foreign Investment. There may be less information publicly available about a Brazilian issuer than about a U.S. issuer, and Brazilian issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some Brazilian issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Brokerage commissions and other fees are also generally higher in Brazil than in the United States. Brazilian settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.
In addition, Brazilian securities may be subject to the risk of imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in Brazil. Brazil has exercised and continues to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in Brazil. As a result, government actions in the future could have a significant effect on economic conditions in Brazil which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, Brazilian securities may be subject to withholding taxes in Brazil, and special U.S. tax considerations may apply. Moreover, the Brazilian economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights for certain foreign companies, including Brazilian companies, differ from those that apply to U.S. companies. Shareholders’ rights under the laws of certain foreign countries, including Brazil, may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a shareholder of a foreign company, including a Brazilian company, in which it invests than it would as a shareholder of a comparable company in the United States.
Of particular importance, many foreign countries, including Brazil, are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the

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United States and other countries with which it trades. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.
The currencies of certain emerging market countries, including the Brazilian real, have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, certain currency hedging techniques may be unavailable in certain emerging market countries, including Brazil. Many emerging market countries, including Brazil, have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years (although recently, Brazil has been experiencing lower and controlled inflation rates), and future inflation may adversely affect the economies and securities markets of such countries.
In addition, unanticipated political or social developments may affect the value of investments in emerging markets, such as Brazil, and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in certain emerging market countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. The Brazilian securities market is one of the largest (on the basis of market capitalization and annual trading volume) of the emerging securities markets; however, it is substantially smaller and less liquid than the United States securities market. This has caused the Brazilian securities market to have substantially greater price volatility and lesser liquidity than is usual in the United States. Because of this lesser liquidity, it may be more difficult for the Fund to purchase and sell portfolio positions than would be the case in the United States. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in Brazil. There may be little financial or accounting information available with respect to Brazilian issuers, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
The risk also exists that an emergency situation may arise in one or more emerging markets, including Brazil, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board of Directors.
High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.
Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield

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securities may adversely affect the Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.
Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.
Illiquid Securities and Restricted Securities. If converted to a 2,689 Investor, the Fund will be permitted to purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). As an Annex III Vehicle, the Fund is currently prohibited from purchasing restricted securities. Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.
The Fund’s Board of Directors has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.
The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. The Fund, however, will not invest more than 15% of its net assets in illiquid securities.
The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is

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permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.
IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).
Non-Diversification. The Fund has elected to be classified as a non-diversified open-end investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. See “Taxes” in this SAI.
Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may reduce its position in equity securities and increase its position in debt securities or in short-term indebtedness, or hold cash. As a result, the Fund may not achieve its investment objective. The regulations promulgated by the Brazilian National Monetary Council, and as applicable to the Fund as an Annex III Vehicle, require, however, that investments in Brazilian common and preferred stocks, as a percentage of the total value of the investments in the Fund’s portfolio, be at least 35% on any day and should be at least 70% on average, as tested over a 720-day period. This requirement may limit the Fund’s ability to make defensive investments during a period in which the Advisor believes that such investments are warranted.
If converted to a 2,689 Investor, and subject to the approval of the Fund’s Board, for temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund would be able to invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the United States Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.
Investment Company Securities. If converted to a 2,689 Investor, the Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund would indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. As an Annex III Vehicle, the Fund is currently prohibited from acquiring securities of other investment companies.

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For example, as a 2,689 Investor, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.
The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Examples of index-based investments include:
SPDRs®: SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
MidCap SPDRs®: MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
Select Sector SPDRs®: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.
DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.
Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq 100 Index and seeks to closely track the price performance and dividend yield of the Index.
WEBsSM: WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.
Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. If converted to a 2,689 Investor, pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement. As an Annex III Vehicle, the Fund is currently prohibited from using Uninvested Cash to purchase shares of Central Funds.

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Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund’s ability to manage Uninvested Cash.
If converted to a 2,689 Investor, the Fund may invest Uninvested Cash in Central Funds only to the extent that the Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.
Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
The Fund will be able to invest in micro-capitalization companies only if converted to a 2,689 Investor. As an Annex III Vehicle, the Fund is currently prohibited from investing in micro-capitalization companies.
Participation Interests. If converted to a 2,689 Investor, the Fund will be permitted to purchase from financial institutions participation interests in securities in which the Fund may invest. As an Annex III Vehicle, the Fund is currently prohibited from engaging in such activity. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund would generally intend to exercise its right to demand payment only upon a default under the terms of the security.
Privatized Enterprises. Investments in foreign securities, including Brazilian securities, may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries, including Brazil, have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.
In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for

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local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Real Estate Investment Trusts (“REITs”). If converted to a 2,689 Investor, the Fund will be permitted to invest in REITs. As an Annex III Vehicle, the Fund is currently prohibited from investing in REITs. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase Agreements. If converted to a 2,689 Investor, the Fund will be permitted to enter into repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer. As an Annex III Vehicle, the Fund is currently prohibited from entering into repurchase agreements.
A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest

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at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.
It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor would seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund would direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
Repurchase Commitments. If converted to a 2,689 Investor, the Fund will be permitted to enter into repurchase commitments with any party deemed creditworthy by the Advisor, including Brazilian banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty’s creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment. As an Annex III Vehicle, the Fund is currently prohibited from entering into repurchase commitments.
Reverse Repurchase Agreements. If converted to a 2,689 Investor, the Fund will be permitted to enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund would maintain a segregated account in connection with outstanding reverse repurchase agreements. The Fund would enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction would be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield. As an Annex III Vehicle, the Fund is currently prohibited from entering into reverse repurchase agreements.
Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.
Sovereign Debt. As an Annex III Vehicle, the Fund is currently prohibited from investing in sovereign debt, other than debt issued by the Brazilian government within Brazil. If converted to a 2,689 Investor, the Fund will be permitted to invest in sovereign debt of other foreign governments. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund,

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and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from the foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Strategic Transactions and Derivatives. If converted to a 2,689 Investor, the Fund will be permitted to utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. Currently, as an Annex III Vehicle, the Fund is permitted to utilize the various investment strategies described below for hedging purposes only.
In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. If converted to a 2,689 Investor, some Strategic Transactions may also be used to enhance potential gain (although no more than 5% of the Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes). Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.
Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets,

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the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Currently, as an Annex III Vehicle, the Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”) only in Brazil and only for hedging purposes. If converted to a 2,689 Investor, the Fund will be authorized to purchase and sell exchange listed options and OTC options issued by other regulated intermediaries such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.
If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.
If converted to a 2,689 Investor, the Fund will be permitted to purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. Currently, as an Annex III Vehicle, the Fund is permitted to sell only call options that have been acquired within the Brazilian market and for hedging purposes only.
If converted to a 2,689 Investor, the Fund will be permitted to purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not be permitted to sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. Currently, as an Annex III Vehicle, the Fund is permitted to sell only put options that have been acquired within the Brazilian market and for hedging purposes only.
General Characteristics of Futures. If converted to a 2,689 Investor, the Fund will be permitted to enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement

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purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. Currently, as an Annex III Vehicle, the Fund is permitted to enter into futures contracts and to purchase and sell put and call options on such futures for hedging purposes only.
The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.
Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. Currently, as an Annex III Vehicle, the Fund is permitted to purchase and sell call and put options only on the Bovespa Stock Index and for hedging purposes only.
Currency Transactions. Currently, as an Annex III Vehicle, the Fund is permitted to engage in currency transactions only for hedging purposes and within organized Brazilian markets. If converted to a 2,689 Investor, the Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

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The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.
If converted to a 2,689 Investor, the Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, if converted to a 2,689 Investor, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.
Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.
Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter if converted to a 2,689 Investor are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and

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collars. If converted to a 2,689 Investor, the Fund would expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent its obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price. Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation. OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.
In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

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Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.
Combined Transactions. If converted to 2,689 Investor, the Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Supranational Entities. If converted to a 2,689 Investor, the Fund will be permitted to invest in securities issued by supranational entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. As an Annex III Vehicle, the Fund is currently prohibited from purchasing securities issued by supranational entities.
When-Issued Securities. If converted to a 2,689 Investor, the Fund will be permitted to purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment. Currently, as an Annex III Vehicle, the Fund is prohibited from purchasing equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.
To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.
Warrants. The Fund may invest in warrants up to 5% of the value of its total assets. However, as an Annex III Vehicle, the Fund may invest in warrants only for hedging purposes and only within organized Brazilian markets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, that Fund would lose the entire purchase price of the warrant.

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INVESTMENT RESTRICTIONS
Fundamental Policies. The following investment restrictions are “fundamental policies” of the Fund and may not be changed without the approval of a “majority of the outstanding voting securities” of the Fund. “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Fund) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.
      As a matter of fundamental policy, the Fund may not:
1. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures and forward contracts.
2. Make short sales of securities or maintain a short position.
3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.
4. Purchase any security if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry. The exercise of stock subscription rights or conversion rights is not deemed to be a purchase for purposes of this restriction.
5. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities and may purchase and sell futures and forward contracts on stock indices, foreign currencies and precious metals, to the extent permitted under applicable law.
6. Make loans, provided that the Fund may enter into repurchase agreements (repurchase agreements with a maturity of longer than seven days together with securities that are not readily marketable being limited to 15% of the Fund’s total assets). Brazilian law currently precludes the Fund from entering into repurchase agreements, as well as lending portfolio securities unless expressly authorized by the Brazilian Securities Commission or by the Central Bank, in their respective spheres of authority. Should the Fund receive such approval from the Central Bank, the Fund may lend portfolio securities, in an amount not to exceed 25% of the Fund’s total assets and to the extent permitted under applicable Brazilian law.
7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable law.
The following additional restrictions are not fundamental policies of the Fund and may be changed by the Board of Directors.
The Fund may not:

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8. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities or of the Brazilian government, its agencies or instrumentalities) if as a result more than 10% of the Fund’s total assets (taken at value) would then be invested in securities of a single issuer. The exercise of stock subscription rights or conversion rights is not deemed to be a purchase for purposes of this restriction.
9. Make investments for the purpose of exercising control or management.
10. Participate on a joint and several basis in any trading account in securities.
In addition to the foregoing restrictions, the Fund is subject to the regulations (the “Regulations”) promulgated by the Brazilian National Monetary Council (the “Monetary Council”), as applicable to Annex III Vehicles. The investment restrictions imposed by the Regulations are implemented and interpreted, and may be supplemented, by the Brazilian Securities Commission and may be amended by the Monetary Council.
The Regulations require that an average at least 70% of the total investments in the Fund’s portfolio consist of shares of common and preferred stocks issued by publicly held companies and traded in the Brazilian securities markets. As an Annex III Vehicle, such securities may only be acquired on one of the stock exchanges or by subscription or in an over-the-counter market organized by an entity accredited by the Brazilian Securities Commission. The Fund is subject not only to the investment requirements in the Regulations, but also to the Fund’s own policy normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges or traded in over-the-counter markets.
Subscriptions include the acquisition by the Fund of newly issued shares acquired through private or public offerings as long as such shares are registered with the Brazilian Securities Commission for public trading in Brazil. In addition, according to the opinion of the staff of the Brazilian Securities Commission, the Fund may acquire such shares offered in a secondary public offering, even if such a transaction is not effected through a stock exchange.
The balance of the Fund’s portfolio, on average no more than 20%, may be invested in (a) other securities issued by Brazilian publicly held companies, (b) fixed-income securities, (c) derivative instruments on Brazilian organized markets and (d) other investment mechanisms expressly authorized by the Central Bank and the Brazilian Securities Commission jointly, as is the case of margin account transactions.
The requirement of the Regulations that at least 70% of the Fund’s portfolio consist of common and preferred stocks is tested against average portfolio positions for the preceding 720 days. If the Fund’s portfolio fails to satisfy the 70% requirement as of a given date, the requirement will nevertheless be satisfied as of that date if, within the following 360 days, the test (measured against average portfolio positions for the preceding 720 days) would be satisfied. On any day, such equity investments must make up at least 35% of the value of the Fund’s portfolio. A statement of composition and diversification of investments is submitted monthly to the Brazilian Securities Commission by BankBoston Banco Multiplo S.A., the Fund’s sub-custodian bank (the “Sub-Custodian”).
Other investment restrictions imposed by the Regulations do not permit the Fund with respect to its portfolio to: (a) act as surety, guarantor or co-obligor in any way, or make loans of any kind (other than the lending of portfolio securities, which is permitted with the authorization of the Brazilian Securities Commission or the Central Bank, in their respective spheres of authority); (b) purchase or sell securities other than those authorized by the Monetary Council (namely, shares and other securities issued by publicly held companies that are traded in the Brazilian securities market (with the exception of fixed-income securities); (c) make investments abroad, except that, prior to the entry in Brazil of the proceeds of any offering of common stock, Fund assets may be invested in United States government securities and money market instruments; or (d) subscribe for or otherwise acquire shares of investment companies or investment funds. The Regulations permit the Fund to acquire bonds or securities issued or co-guaranteed by the Sub-Custodian or an affiliate thereof only with the approval of all of the Fund’s shareholders.
The Regulations also empower the Brazilian Securities Commission to cancel the authorization of the Sub-Custodian if it fails to comply with applicable law and regulations, and to approve its successor. In addition, the

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Fund is required to file with the Brazilian Securities Commission specified reports, including period-end reports as to the Fund’s portfolio holdings and equity transactions.
If the requisite approvals to convert from an Annex III Vehicle to a 2,689 Investor are obtained, or should any investment restriction imposed by the Regulations or other Brazilian legal requirements, or by the Code, be removed or liberalized, the Fund reserves the right to invest accordingly, without shareholder approval, except to the extent that such investment conflicts with the Fund’s investment objective or the Investment Restrictions contained in paragraphs 1-7 of “Fundamental Policies” above.
The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Fund will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund or any registered investment company investing in the Fund is registered.
Foreign Investment and Exchange Controls in Brazil
Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.
The Brazilian government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.
Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its prior authorization, the Fund could also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil and to repay borrowings made for temporary or emergency purposes. The Fund has recently obtained a general authorization from the Brazilian Securities Commission that allows repatriation of capital, without restrictions, for purposes of repurchasing the shares of the Fund, provided that the rules applicable to the Fund in the U.S. are duly complied with. Under current Brazilian law, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund’s ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.
The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian government may adversely affect the liquidity of the Brazilian stock market in the future.
Portfolio Holdings Information
The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.
The Fund’s procedures permit non-public portfolio holdings information to be shared with the Advisor and its affiliates (collectively “Deutsche Asset Management” or “DeAM”), sub-advisers, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts

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and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.
Prior to any disclosure of the Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to the Fund’s Directors.
Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.
DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.
There can be no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.
MANAGEMENT OF THE FUND
Investment Advisor
On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Directors of the Fund, with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Fund’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
DeAM is the marketing name in the United States for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

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The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.
Under the Investment Advisory, Management and Administration Agreement dated April 5, 2002 with DeIM, as amended (the “Advisory Agreement”), DeIM directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeIM determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, DeIM provides certain administrative services in accordance with the Advisory Agreement.
The Advisory Agreement had an initial term of two years and continues in effect on a year to year basis if its continuance is approved annually by the vote of a majority of those Directors who are not parties to the Advisory Agreement or interested persons of the Advisor or the Fund, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Directors or of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.
The Advisor pays the compensation and expenses of all Directors, officers and executive employees of the Fund affiliated with the Advisor and makes available, without expense to the Fund, the services of such Directors, officers and employees of the Advisor as may duly be elected officers or Directors of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund’s office space and facilities.
The Fund is managed by a team of investment professionals who each play an important role in the Fund’s management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.
In reviewing the terms of the Advisory Agreement and in discussions with the Advisor concerning the Advisory Agreement, the Directors of the Fund who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.
The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Advisory Agreement.

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Board Considerations in Connection with Approval of Investment Advisory Agreement
The management fee payable monthly under the Advisory Agreement through November 30, 2004 was equal to an annual rate of 1.20% of the first $150,000,000 of the Fund’s average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Effective December 1, 2004, in approving the Advisory Agreement, the Fund’s Directors reduced the management fee to 0.60% of the first $250,000,000 of the Fund’s average weekly net assets, 0.575% of the next $250,000,000 of such net assets, 0.55% of the next $250,000,000 of such net assets, 0.525% of the next $250,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000. For the year ended June 30, 2003, 2004 and 2005, the Fund (as a closed-end fund) paid $[           ], [           ] and [           ], respectively, in management fees to DeIM.
On [           ], 2005, the Board, including the Independent Directors, approved in principle the Advisory Agreement. The Board considered that its terms are substantially identical to the terms of the previous Investment Advisory, Management and Administration Agreement. The key factors considered by the Board in connection with approving the Advisory Agreement in [           ] 2005, which are also pertinent to their approval of the proposed contractual arrangements, include the following:
•	The investment management fee rate paid to DeIM, including relative to the fee rates paid by similar funds. In this regard, the Board proposed and DeIM accepted a significant ([40%]) reduction in the Fund’s investment management fee rate. The Board concluded that any existing economies of scale enjoyed by DeIM were properly reflected in these fee arrangements, and that in light of the Fund’s closed-end structure there were limited opportunities for future material asset growth.

•	The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. [In this regard, the Board observed that the Fund had outperformed its benchmark in each of the three month, six month, one year, three year and five year periods ended June 30, 2005.] The Board also observed that the Fund had performed well relative to other funds in its Lipper peer group, including [first] quartile performance for the year ended [June 30, 2005]. [To be confirmed.]

•	DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes.

•	The nature, scope and quality of the services provided by DeIM to the Fund. In this regard, the Board considered, among other things, that the types of services to be provided under the previous Investment Advisory, Management and Administration Agreement were comparable to those typically found in agreements of such type.

•	The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. In this regard, the Board considered that DeIM’s future profitability would likely be lower than its estimated historic profitability as a result of the reduction in the Fund’s investment management fee noted above.

•	The investment management fee rates paid to DeIM relative to those payable for similar institutional accounts advised by DeIM, including differences in the scope of services typically provided to mutual funds relative to institutional accounts.

•	The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM’s soft dollar practices. In this regard, the Board noted that the nature of the Fund’s investments eliminate any material use of soft dollars by DeIM in respect of the Fund’s transactions.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures.
Compensation of Portfolio Managers
The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments’ and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).
Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.
To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:
•	Scudder Investments’ performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.
In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

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Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all Scudder Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of June 30, 2005, the Fund’s most recent fiscal year end.

	Dollar Range of	Dollar Range of All
Name of Portfolio Manager	Fund Shares Owned	Scudder Fund Shares Owned
Tara C. Kenney	[ ]	[ ]
Paul H. Rogers, CFA	[ ]	[ ]
Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.
Other SEC Registered Investment Companies Managed:

Number of
	Number of	Total Assets of	Investment Company	Total Assets of
	Registered	Registered	Accounts with	Performance-
Name of	Investment	Investment	Performance	Based Fee
Portfolio Manager	Companies	Companies	Based Fee	Accounts
Tara C. Kenney	[ ]	[ ]	[ ]	[ ]
Paul H. Rogers, CFA	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles Managed:

Number of Pooled
	Number of		Investment Vehicle	Total Assets of
	Pooled	Total Assets of	Accounts with	Performance-
Name of	Investment	Pooled Investment	Performance-Based	Based Fee
Portfolio Manager	Vehicles	Vehicles	Fee	Accounts
Tara C. Kenney	[ ]	[ ]	[ ]	[ ]
Paul H. Rogers, CFA	[ ]	[ ]	[ ]	[ ]

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Other Accounts Managed:

Number of
			Other Accounts	Total Assets of
	Number of		with	Performance-
Name of	Other	Total Assets of	Performance-	Based Fee
Portfolio Manager	Accounts	Other Accounts	Based Fee	Accounts
Tara C. Kenney	[ ]	[ ]	[ ]	[ ]
Paul H. Rogers, CFA	[ ]	[ ]	[ ]	[ ]
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly

28

purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.
Code of Ethics
The Fund, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.
FUND SERVICE PROVIDERS
Distributor
Pursuant to a Distribution Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement for the Fund dated [     ], was approved by the Directors on [     ]. The Distribution Agreement continues in effect for an initial period of two years and then from year to year thereafter only if its continuance is approved at least annually by a vote of the Board members of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.
The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in Distribution Agreement and the Fund’s then-current prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund’s Board of Directors and the Fund’s Amended and Restated Articles of Incorporation and Amended and Restated By-laws; and (v) provide the Fund’s Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund’s registration statement.
The Distribution Agreement may be terminated at any time upon 60 days’ written notice by the Fund, without penalty, by the vote of a majority of the Fund’s non-interested Directors or by a vote of a majority of the Fund’s outstanding shares of the related class or upon 60 day’s written notice by the Distributor and shall automatically terminate in the event of an assignment.
SDI and certain broker-dealers (“Participating Dealers”) have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-

29

Distribution Agreement may be terminated or assigned by either party, without penalty, by the vote of a majority of the Fun’s non-interested Directors or by a vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.
Note: Although Class S does not have a 12b-1 Plan, and the Directors have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the Distribution Agreement.
The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.
Fund Accounting Agent
The Fund has retained Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, as the Fund’s accounting agent. SFAC is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, the Fund paid fees to SFAC totaling $[                    ], $[                    ] and $[                    ], respectively.
Pursuant to an agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, SFAC paid fees to SSB totaling $[                    ], $[                    ] and $[                    ], respectively.
Custodian, Transfer Agent and Shareholder Service Agent
Brown Brothers Harriman and Co. (“Brown Brothers”), 40 Water Street, Boston, MA 02109, serves as the Custodian of the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, the Fund paid fees to Brown Brothers totaling $[                    ], $[                    ] and $[                    ], respectively.
Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, P.O. Box 2291, Boston, Massachusetts 02107-2291, an affiliate of the Advisor, is the Fund’s transfer agent, dividend paying agent and shareholder service agent for the Fund’s Class S shares. SSC serves as transfer agent of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Fund, SSC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, the Fund paid fees to SSC totaling $[                    ], $[                         ] and $[                    ], respectively.
Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the fiscal years ended June 30, 2003, 2004 and 2005, SSC paid fees to DST totaling $[                    ], $[                         ] and $[                    ], respectively.
Sub-Custodian
The Fund and the Advisor have an Administration Agreement with BankBoston Banco Multiplo S.A. (the “Sub-Custodian”), pursuant to which the Sub-Custodian acts as the Fund’s Brazilian administrator. For the fiscal years ended June 30, 2003, 2004 and 2005, the Fund paid fees to the Sub-Custodian totaling $[                    ], $[                         ] and $[                    ], respectively.

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The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the Fund’s Independent Registered Public Accounting Firm.
Legal Counsel
Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, serves as legal counsel to the Fund.
PORTFOLIO TRANSACTIONS
The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.
The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.
Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on Brazilian securities exchanges are also subject to negotiation, however, generally, the brokers charge at a fixed rate, reduced according to the volume of transactions carried out by the client. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.
It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.
The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that

31

broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.
In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.
Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.
The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.
Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.
Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.
For the fiscal years ended June 30, 2003, 2004, 2005, the Fund (as a closed-end fund) paid aggregate brokerage commissions of $[          ], $[          ] and $[          ], respectively.
The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of June 30, 2005, the Fund held the following securities of its regular brokers or dealers.

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of June 30, 2005
Bank Inicjatyw Spoleczno-Ekonomicznych SA	$
BT Opera Trading S.A.	$
IBOXX Ltd.	$
K & N Kenanga Bhd	$
Kenanga Deutsche Futures	$

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of June 30, 2005
Kenanga Deutsche Futures Sdn Bhd	$
MaxBlue Investimentos Distribuidora de Titulos e Valores Mobili rios S.A.	$
Minex Corporation	$
Morgan Grenfell & Co Limited	$
Morgan Grenfell Private Equity Limited	$
Morgan Grenfell Securities	$
Mortgage Ramp	$
MTS Japan Securities Co. Ltd.	$
Nissay Deutsche Asset Management Europe Limited “Osaka Stock Exchange Co., Ltd.”	$
OTC Deriv Limited	$
Paladin Australia Limited	$
Pro Capital Spolka Akcyjna	$
PT Deutsche Securities Indonesia	$
“Rued, Blass & Cie AG Bankgeschaeft”	$
Swapswire Limited	$
Teleogic Limited	$
Tokai Deutsche Asset Management Limited	$
Volbroker.com Limited	$
Yensai.com	$
Yieldbroker Pty Ltd.	$
PORTFOLIO TURNOVER
Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. A higher rate involves greater brokerage and transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund’s portfolio whenever necessary, in management’s opinion, to meet the Fund’s objective.
Higher levels of activity by the Fund (i.e. 100% or higher) result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders, particularly if that Fund’s primary investments are equity securities. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet the Fund’s objective.
The portfolio turnover rates for the fiscal years ended June 30, 2004 and 2005 were 4% and 5% respectively.
PURCHASE AND REDEMPTION OF SHARES
General Information
Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.
A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.
Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. Orders received by dealers or other financial services firms

33

prior to the determination of net asset value and received in good order by SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by SDI (“trade date”).
Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S shares. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.
Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.
Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.
Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.
Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.
Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.
QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.
Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Direct

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Distributions request form can be obtained by calling 1-800-SCUDDER for Class S. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.
Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:
•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.
Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.
Purchases
The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund’s prospectus.
Class S shares are generally not available to new investors. Certain investors may purchase Class S shares, as described below.
Eligible Class S Investors.
A.	The following investors may purchase Class S shares of Scudder Funds either (i) directly from Scudder Distributors, Inc. (“SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Such investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.
1.	Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

3.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

4.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that

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will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

5.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

6.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.
B.	The following additional investors may purchase Class S shares of Scudder Funds.
1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.
SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.
Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through Scudder Distributors Services, Inc. by letter, fax, or telephone.
Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.
Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.
Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.
It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell

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shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If the Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.
Redemptions
Redemption fee. The Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge (CDSC); any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange) or within six months from the date of conversion from a closed-end fund to an open-end fund (or [     ], 2006). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.
Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.
The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.
Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.
If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This

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privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.
Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund’s Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the shares were purchased.
Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using the Automatic Withdrawal Plan must reinvest Fund distributions.
An Automatic Withdrawal Plan request form can be obtained by calling 1-800-SCUDDER for Class S.
In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.
Exchanges
Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.
Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.
Shareholders must obtain prospectuses of the fund they are exchanging into from dealers, other firms or SDI.
Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

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Dividends
The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.
The Fund intends to distribute dividends from its ordinary income excluding short-term capital gains annually in December. The Fund intends to distribute capital gain net income after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.
Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared and to have been paid by the Fund not later than such December 31.
Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:
1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.
Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Fund with multiple classes of shares or Scudder Fund as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder or Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.
If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.
If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.
Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.
The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term

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capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.
TAXES
Certain U.S. Tax Consequences
The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Different rules may apply to particular shareholders depending upon their individual circumstances. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.
Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.
The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.
The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and any net realized capital gains in the manner required under the Code.
If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In that event, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
The Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires actual or deemed payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the

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Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in its interest.
The Fund intends to distribute to its shareholders each year all of its net investment income as computed for U.S. federal income tax purposes. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax. However, Brazilian exchange control or other regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Fund, may limit the Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements.
If the Fund retains for investment any net long-term capital gains in excess of any net short-term capital losses (including in such losses any capital loss carryovers from prior years), as computed for U.S. federal income tax purposes, it will be subject to U.S. federal income tax on the amount retained at the then-current rate. If any such amount is retained, the Fund expects to elect to treat such capital gains as having been distributed to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for such tax purposes, as long-term capital gains, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of taxes paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities and to claim refunds to the extent such proportionate shares of the tax exceed such liabilities, and (iii) will be entitled to increase the adjusted tax basis of their Fund shares by the difference between their share of such gains and the related credit or refund.
If the Fund experiences substantial redemptions of its shares within a short time frame, it would likely be required to sell portfolio securities. If the Fund’s basis in the portfolio securities sold is less than the sale price obtained, net capital gain will be realized, most of which must be distributed or deemed to be distributed to its shareholders in order to avoid the income and excise taxes discussed above.
Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will generally be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.
Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.
Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.
The Fund does not expect that it will receive any “qualified dividend income,” which is taxed under the Code at rates applicable to long-term capital gain. In addition, the Fund does not expect any portion of its income distributions to be eligible for the 70% deduction for dividends received by corporations.
Capital gains distributions may be reduced if fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund’s annual and semi-annual reports to shareholders.

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All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on its U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.
Shareholders subject to U.S. federal alternative minimum tax will be required to include distributions from the Fund in alternative minimum taxable income.
All distributions by the Fund result in a reduction in the net asset value of its shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.
Transactions in Fund Shares. A shareholder may recognize a taxable gain or loss upon the sale, exchange or redemption of shares of the Fund, based on the difference between such shareholder’s adjusted tax basis it the shares sold or redeemed and the value of the cash or other property (including shares of another fund) received by such shareholder in payment therefor.
Such gain or loss will be a capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term depending upon whether the shareholder has held the shares for more than one year. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. Instead, such a shareholder must adjust the basis of the shares acquired to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder (and any amounts retained by the Fund which were designated as undistributed capital gains) with respect to such shares.
Any loss realized upon a shareholder’s redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from a shareholder’s sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.
A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date.
Non-U.S. Taxation. The Fund will be subject to Brazilian income taxes, including withholding taxes. If more than 50% of the Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of the qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

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If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.
Generally, a credit for non-U.S. income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. federal income tax liability (determined without regard to the availability of the credit) attributable to his or her total non-U.S. source taxable income. For this purpose, the portion of distributions paid by the Fund from its non-U.S. source income will be treated as non-U.S. source income. Under current law, the Fund’s gains from the sale of securities will generally be treated as derived from U.S. sources. Additionally, certain currency fluctuation gains and losses, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to non-U.S. source “passive income,” such as the portion of dividends received from the Fund which qualifies as non-U.S. source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the non-U.S. income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.
Taxation of Certain Investments. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
The Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.
The Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.
In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable.

43

Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.
Non-U.S. Shareholders. U.S. federal income taxation of a shareholder who, under the Code, is a non- resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (“non-U.S. shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so “effectively connected.” If the income from the Fund is “effectively connected,” then distributions of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, net long-term capital gains and amounts otherwise includible in income, such as amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale of shares of the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. shareholders that are corporations may also be subject to the branch profits tax.
A non-U.S. shareholder whose income is not treated as “effectively connected” with a U.S. trade or business generally will not be subject to U.S. federal income taxation on distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains which the Fund elects to treat as having been distributed to shareholders and any gain realized upon the sale of Fund shares. However, distributions of certain net investment income, whether received in cash or reinvested in shares, will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. Under current law, “short-term capital gain dividends” and “interest-related dividends,” received by non-U.S. shareholders in a taxable year of the Fund beginning before January 1, 2008, will not be subject to U.S. federal income tax.
In addition, if the non-U.S. shareholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gain from the sale of Fund shares will be subject to a U.S. federal income tax of 30% (or lower treaty rate). Non-U.S. shareholders may also be subject to U.S. federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from the Fund’s election (described above) to “pass through” the amount of non-U.S. taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.
The income tax and estate tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.
Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.
Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty)

44

on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.
Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.
Distributions from the Fund may be subject to additional U.S. federal, state, local and non-U.S. taxes depending on each shareholder’s particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund and of the possible impact of changes in applicable tax laws.
Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Certain Brazilian tax consequences
The following is intended to be a general summary of certain Brazilian tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Different rules may apply to particular shareholders depending upon their individual circumstances. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.
In Brazil, investments made through vehicles designed solely for non-Brazilian resident investors, such as the Fund, are subject to a specific tax regime. Under this tax regime, the Fund is liable for all Brazilian taxes related to its investments in Brazil.
Capital gains accrued by the Fund resulting from the sale or disposition of shares of Brazilian publicly-traded companies performed in the stock, commodities, futures and similar exchanges are generally exempt of withholding income tax (IRF). Thus, as sales of shares of Brazilian publicly-traded companies by the Fund in the ordinary course of its business will generally be carried out within the stock exchange (BOVESPA), any capital gain accrued in such sale of shares would be exempt from IRF. In addition, the sale of the shares of Brazilian publicly-traded companies within a stock exchange or an organized over-the-counter market (SOMA) is exempt from Provisional Contribution on Financial Transactions (“CPMF”). Hence, the Fund’s sales of shares of Brazilian publicly-traded companies within BOVESPA or SOMA are generally exempt from CPMF.
Other earnings (such as interest) of the Fund may be subject to IRF: (a) at 10%, when arising from investments in floating-income funds, swaps and other futures transactions off the stock exchanges; and (b) at 15% in other cases, including fixed-income investments and interest on net worth. Such IRF is assessed upon the disposal of the portfolio securities by the Fund. Moreover, upon liquidation of any fixed-rate investments held by the Fund, CPMF will be imposed at a 0.38% rate upon the amount of the fixed-rate investments liquidation. With respect to the CPMF, the Brazilian administrator is obliged, under local regulations, to keep two separate accounts for the Fund: (i) one related to transactions subject to CPMF (Taxable Account) and (ii) another related to transactions exempt from CPMF (Non-Taxable Account). Thus, depending on the account in which the assets are currently registered, they would be entitled or not to the CPMF exemption. Only proceeds that have always been kept in the Non-Taxable Account are entitled to the CPMF exemption. Any proceeds that are transferred from Non-Taxable Account to the

45

Taxable Account, even for a short period, must to be registered on the Taxable Account. If any fixed-rate investment is liquidated within 30 days of the Fund’s acquisition of such investment, the earnings accrued will be subject to Tax on Financial Transactions (“IOF”) at a 1% rate per day. The IOF base (upon which the 1% IOF is calculated) would be a percentage of the earnings, depending on the number of days the Fund held such investment, ranging from 96% to 0%.
Dividends paid by a Brazilian company to its shareholders are exempt from Brazilian income tax; therefore, dividends paid to the Fund with respect to shares of Brazilian companies are generally exempt from Brazilian income tax.
The foregoing is only a summary of certain material U.S. federal income tax and Brazilian tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
NET ASSET VALUE
The net asset value of shares of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the “Value Time”). The NYSE is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.
An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.
Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.
An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded

46

in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the NYSE. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.
Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.
If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.
OFFICERS AND DIRECTORS
Overall responsibility for management and supervision of the Fund rests with the Board of Directors. The Board of Directors is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. The Board of Directors approves all significant agreements between the Fund and the persons and companies that furnish services to the Fund, including agreements with its underwriter, custodian, transfer agent, investment manager, and administrator. The day-to-day operation of the Fund is delegated to the Advisor.
The following table presents certain information regarding the Directors and Officers for the Fund. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the mailing address for the Directors with respect to the Fund’s operations is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154.
Each Director’s term of office extends until the next stockholder’s meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Each of the Directors, except for Susan Kaufman Purcell and Donna J. Hrinak, also serves on the Boards of Scudder New Asia Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder Global Commodities Stock Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management. In addition to the Fund, Susan Kaufman Purcell serves on the Boards of Scudder New Asia Fund, Inc., [Scudder Global High Income Fund, Inc.] and Scudder Global Commodities Stock Fund, Inc.

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Independent Directors[1]

Name, Age,		Number
Position(s) Held		of Funds
with the Fund		in Fund
and Length of	Principal Occupation(s) During Past 5 Years and	Complex
Time Served	Other Directorships Held	Overseen

Robert J. Callander (74) Chairman 2004- present Director 2000- present	Chairman (since 2004) of the Board of the Fund; Retired Vice Chairman, Chemical Banking Corporation; Directorships: ARAMARK Corporation (food service); Member, Council on Foreign Relations; Previously Visiting Professor/Executive-in-Residence, Columbia University Business School; Formerly, Director, Barnes Group, Inc. (manufacturing) (until April 2001); Omnicon Group, Inc. (Advertising) (until May 2002) and Managing Director, Metropolitan Opera Association (retired). Mr. Callander serves on the boards of four other funds managed by DeIM.	5

Kenneth C. Froewiss (59) Director 1997-present	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Managing Director, J.P. Morgan (investment banking firm) (1984-1996); Director, Mitsui Sumitomo Insurance Group (U.S.) (2004-present). Mr. Froewiss serves on the boards of 46 other funds managed by DeIM or its affiliates.	5

William H. Luers[2] (76) Director 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	5

Ronaldo A. da Frota Nogueira (67) Director 1987-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Brazilian Chartered Investment Professional Institute and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA). Mr. Nogueira serves on the boards of [ ] other funds managed by DeIM.	5

Susan Kaufman Purcell[3] (63) Director 2004-present	Director of Center for Hemispheric Policy, University of Miami (March 2005-present). Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; Member, Advisory Board, Mexico Institute of the Woodrow Wilson International Center for Scholars. Formerly, Vice President, Americas Society (January 1989-March 2005). Formerly, Vice President, Council of the Americas (1994-March 2005).	4

48

Independent Directors[1]

Name, Age,		Number
Position(s) Held		of Funds
with the Fund		in Fund
and Length of	Principal Occupation(s) During Past 5 Years and	Complex
Time Served	Other Directorships Held	Overseen

Kesop Yun (60) Director 1994-present	Professor (formerly Dean, 1999-2001), College of Business Administration, Seoul National University, Seoul, Korea; Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Visiting Professor of London Business School (1997-1998); President, Korea Securities & Economy Institute (1994-1995) and Korea Tax Association (1994-1995). Mr. Yun serves on the boards of three other funds managed be DeIM.	5

Donna J. Hrinak[(Age)][4] Director 2005-present	Senior Counselor, Steel Hector & Davis (law firm); formerly Ambassador of the United States to Brazil (until 2004) (government); For Profit Corporate Boards: America Online Latin America (information technologies) [dates]; Non-Profit Directorships: Partners of the Americas [dates], National Intelligence Council [dates], Women in International Security [dates]; Founding Member: Women in International Trade [dates]; Advisory Board Member: Inter-American Dialogue [dates].	1

1	Director considered by the Fund and its counsel not to be “interested persons”, as defined by the 1940 Act, of the Fund or of the Advisor, DeIM.

2	Mr. William H. Luers, a current Director, will retire at the next annual meeting of Directors.

3	Mrs. Susan Kaufman Purcell, a current Director, will retire at the next annual meeting of Directors.

4	Mr. Vincent J. Esposito tendered his resignation as a Director as of October 11, 2005. Also on October 11, 2005, the Fund’s Board of Directors elected Ms. Donna J. Hrinak to fill the vacancy created by Mr. Esposito’s resignation.
Officers
Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Rogers, Millette, Schubert and [Esposito] and Mses. D’Eramo, Kenney and Pearson own securities of Deutsche Bank A.G.
The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualifies, and all other officers hold office in accordance with the Amended and Restated By-laws of the Fund. Each Executive Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.
The following persons are Executive Officers of the Fund:

	Present Office with the Fund;	Year First Became
Name (Age)	Principal Occupation or Employment[1]	an Officer

Vincent J. Esposito[1,2] (49)	President and Chief Executive Officer; Vice Chairman (2004-October 2005); Managing Director, Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc. (since 2003); Vice President of The Germany Fund, Inc. (since 2003); Vice President of The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002).	2004

49

	Present Office with the Fund;	Year First Became
Name (Age)	Principal Occupation or Employment[1]	an Officer

Paul H. Schubert[2] (42)	Treasurer and Chief Financial Officer; Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).	2004

Tara C. Kenney[3] (44)	Vice President, Managing Director of Deutsche Asset Management.	2000

Paul H. Rogers[3] (49)	Vice President, Managing Director of Deutsche Asset Management.	1998

Scott M. McHugh[3] (33)	Assistant Treasurer, Director of Deutsche Asset Management.	2005

Kathleen Sullivan D’Eramo[3] (46)	Assistant Treasurer; Director of Deutsche Asset Management.	2003

John Millette[3] (41)	Secretary; Director of Deutsche Asset Management.	1999

Caroline Pearson[3] (42)	Assistant Secretary; Managing Director of Deutsche Asset Management.	1998

1 Mr. Vincent J. Esposito was elected President and Chief Executive Officer of the Fund in December 2005, replacing Julian F. Sluyters.

2 Address: 345 Park Avenue, New York, New York.

3 Address: Two International Place, Boston, Massachusetts.
Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Paul H. Schubert	Vice President
Director Ownership in the Fund

Aggregate Dollar Range of
	Dollar Range of	Ownership as of 12/31/04
	Beneficial Ownership in	in all Funds Overseen by
Independent Directors[1]	The Brazil Fund, Inc. [2]	Director in the Fund Complex[2]
Robert J. Callander	$10,001 - $50,000	Over $100,000
Kenneth C. Froewiss	$10,001 - $50,000	Over $100,000
Donna J. Hrinak	None	None
William H. Luers	$10,001 - $50,000	$10,001 - $50,000
Ronaldo A. da Frota Nogueira	$50,001 - $100,000	Over $100,000
Susan Kaufman Purcell	$0 - $10,000	$10,001 - $50,000
Kesop Yun	None	None

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1	Director considered by the Fund and its counsel not to be “interested persons”, as defined by the 1940 Act, of the Fund or of the Advisor, DeIM.

2	The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
Ownership in Securities of the Advisor and Related Companies
As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

				Value of	Percent of
	Owner and			Securities on	Class on an
Independent	Relationship to		Title of	an Aggregate	Aggregate
Directors	Directors	Company	Class	Basis	Basis
Robert J. Callander	[ ]	[ ]	[ ]	[ ]	[ ]

Kenneth C. Froewiss	[ ]	[ ]	[ ]	[ ]	[ ]

Donna J. Hrinak	[ ]	[ ]	[ ]	[ ]	[ ]

William H. Luers	[ ]	[ ]	[ ]	[ ]	[ ]

Ronaldo A. da Frota Nogueira	[ ]	[ ]	[ ]	[ ]	[ ]

Susan Kaufman Purcell	[ ]	[ ]	[ ]	[ ]	[ ]

Kesop Yun	[ ]	[ ]	[ ]	[ ]	[ ]
As of [                              ], 2006, the Directors and Officers of the Fund owned, as a group, less than 1% percent of the outstanding shares of the Fund.
To the best of the Fund’s knowledge, as of [                              ], 2006 no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted in the table below. [Table to be updated.]

51

Amount and Nature
		of Beneficial	Percent of
Title of Class	Name and Address of Beneficial Owner	Ownership	Class

Information Concerning Committees and Meetings of Directors
The Board of Directors of the Fund met nine times during the fiscal year ended June 30, 2005. The Board of Directors has an Audit Committee, a Committee on Independent Directors, an Executive Committee and a Valuation Committee.
Audit Committee
The Board of Directors has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of the Advisor, as defined in the 1940 Act, which met three times during the fiscal year ended June 30, 2005. The Audit Committee reviews with management and the independent registered accounting firm for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund’s annual audited financial statements, reviews the auditor’s required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management’s financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by the independent registered accounting firm, approves and recommends to the Board of Directors for its approval the selection of the independent registered accounting firm for the Fund, reviews matters related to the independence of the Fund’s independent registered accounting firm and in general considers and reports to the Board of Directors on matters regarding the Fund’s accounting and bookkeeping practices.
The Audit Committee currently consists of Messrs. Froewiss (Chairman), Luers, Nogueira, Yun and Dr. Purcell.
Committee on Independent Directors
The Committee on Independent Directors consists of all the Directors who are not interested persons of the Fund or of the Advisor, as defined in the 1940 Act. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created; (ii) to recommend for the Board of Directors’ selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board of Directors; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board of Directors; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors.
The Committee on Independent Directors requires that Director candidates have a college degree or equivalent business experience. The Committee on Independent Directors may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board of Directors’ composition.
The Committee on Independent Directors also considers and evaluates nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Fund shareholders may submit nominees by mail to the attention of the Secretary of the Fund at least 120 before the anniversary of the date that the Fund’s proxy statement was released to shareholders in connection with the previous year’s annual meeting.

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Executive Committee
The Executive Committee is empowered, and the Directors have delegated to the Executive Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander and Froewiss are the members of the Executive Committee of the Fund. The Executive Committee did not meet during the fiscal year ended June 30, 2005.
Valuation Committee
The Valuation Committee monitors the valuation of the Fund’s portfolio securities and other investments and, as required by the Fund’s valuation policies when the full Board of Directors is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board of Directors. Messrs. Froewiss and [                              ] are the members of the Valuation Committee, with Messrs. Callander and Luers as alternates. The Valuation Committee met [     ] times during the fiscal year ended June 30, 2005.
Stockholder Communications with Directors
The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of The Brazil Fund, Inc., c/o John Millette, Secretary to the Fund, 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.
Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or Directors of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Director who is not an “interested person” of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Director receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Director also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.
Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.
The following Compensation Table provides, in tabular form, the following data:
Column (1) All Directors who receive compensation from the Fund.
Column (2) Aggregate compensation received by a Director from the Fund.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.
Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

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Compensation Table for the fiscal year ended June 30, 2005

(1)	(2)	(3)	(4)	(5)
				Aggregate
		Pension or	Estimated	Compensation as a
	Aggregate	Retirement Benefits	Annual	Director/Trustee of the
Name of Person,	Compensation	Accrued as Part of	Benefits Upon	Fund and Other
Position	from the Fund	Fund Expenses	Retirement	Scudder Funds*
Robert J. Callander, Director	$27,357	N/A	N/A	$115,520 (5 funds)
Kenneth C. Froewiss, Director	$21,000	N/A	N/A	$87,364 (5 funds)
Donna J. Hrinak, Director**	N/A	N/A	N/A	N/A
William H. Luers, Director	$18,500	N/A	N/A	$77,114 (5 funds)
Ronaldo A. da Frota Nogueira, Director	$24,500	N/A	N/A	$83,114 (5 funds)
Susan Kaufman Purcell, Director	$18,500	N/A	N/A	$75,060 (5 funds)
Kesop Yun, Director	$15,250	N/A	N/A	$64,864 (5 funds)

*	The Board members were appointed Board members of Scudder Global Commodities Stock Fund, Inc. on July 7, 2004.

**	The Fund’s Board of Directors elected Ms. Donna J. Hrinak on October 11, 2005 to fill the vacancy created by the resignation of Mr. Vincent J. Esposito.
Agreement to Indemnify Independent Directors for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the Advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, its directors and officers, the Advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. [In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Advisor has also agreed, subject to applicable law and regulation, to indemnify the Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The Advisor is not, however, required to provide

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indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Fund or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director ’s duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Advisor will survive the termination of the investment management agreement between the Advisor and the Fund.] [To be updated.]
FUND ORGANIZATION
[The following is a summary of the anticipated provisions of the Fund’s Amended and Restated Articles of Incorporation. These provisions have not yet been approved.]
The Fund was incorporated in Maryland on September 25, 1987. From November 7, 1987 to [___], 2006, the Fund operated as a closed-end investment company. On [___], 2006, the Fund converted from a closed-end, non-diversified investment company to an open-end, non-diversified investment company.
The authorized capital stock of the Fund, Inc. consists of [___] shares of a par value of $[___] each, which capital stock has been divided into two classes of shares, Class S and Class A. Shares of the Fund outstanding at the time of the conversion were designated Class S shares of the Fund.
The Directors may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in their applicable prospectuses and SAI. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate the Fund or class thereof by notice to the shareholders without shareholder approval.
Maryland corporate law provides that a Director of the Fund shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Fund and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Fund and upon reports made to the Fund by persons selected in good faith by the Directors as qualified to make such reports.
The Fund’s Amended and Restated Articles of Incorporation and Amended and Restated By-laws, provide that the Fund will indemnify and advance expenses to its currently acting and former directors and to its currently acting and former officers to the fullest extent permitted by Maryland law, as amended or interpreted. However, nothing in the Amended and Restated Articles of Incorporation or the Amended and Restated By-laws require a waiver of compliance with any provision of the 1933 Act or 1940 Act or protect or purport to protect any director or officer of the Fund against any liability to the Fund or its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.
Subject to the limits of the 1940 Act and unless otherwise provided by the Amended and Restated By-laws, a Director may be removed with or without cause, by the affirmative vote of the holders of seventy-five percent of the votes entitled to be cast for the election of directors.

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The Fund’s Board of Directors supervises the Fund’s activities. The Fund adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Fund to establish a multiple class distribution system for its funds.
Under the Plan, each class of shares will represent interests in the same portfolio of investments of the series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Fund’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.
Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.
PROXY VOTING GUIDELINES
The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board of Directors’ general oversight, with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”) and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:
Shareholder Rights. The Advisor generally votes against proposals that restrict shareholder rights.
Corporate Governance. The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.
Anti-Takeover Matters. The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.
Compensation Matters. The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.
Routine Matters. The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.
The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

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Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.
The Guidelines on a particular issue may or may not reflect the view of individual members of the Board of Directors or of a majority of the Board of Directors. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.
The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.
As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.
Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.
You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at www.scudder.com (type “proxy voting” in the search field).
FINANCIAL STATEMENTS
The financial statements, including the portfolio of investments of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to Shareholders dated June 30, 2005 for the Fund are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.
Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this SAI to make such a request.
ADDITIONAL INFORMATION
The CUSIP number for the Class A shares of The Brazil Fund, Inc. is: [___].
The Brazil Fund, Inc. has a fiscal year ending June 30th.
Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund’s investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

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The Fund’s prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

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APPENDIX
RATINGS OF INVESTMENTS
Description of certain ratings assigned by S&P and Moody’s:
S&P Long-Term
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC,” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C” — A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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“r” — The symbol “r” is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
“N.R.” — The designation “N.R.” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign designation to show relative standing within the major rating categories.
Short-Term
“A-1” — A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.
“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Preferred Stock
Because of the fundamental differences between preferred stocks and bonds, Moody’s employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.
These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

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“aaa” — An issue rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
“aa” — An issue rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
“a” — An issue rated “a” is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
“baa” — An issue rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.
“ba” — An issue rated “ba” is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
“b” — An issue rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
“caa” — An issue rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
“ca” — An issue rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
“c” — This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: As in the case of bond ratings, Moody’s applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications “aa” through “b”. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Prime Rating System (Short-Term)
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

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Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
Statement Of Differences
The dagger symbol shall be expressed as “D.”
Characters normally expressed as superscript shall be preceded by “pp.”

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PART C — OTHER INFORMATION

Item 23.	Exhibits
(a)	Amended and Restated Articles of Incorporation of the Registrant (1)

(b)	Amended and Restated By-laws of the Registrant (1)

(c)	Instruments Defining the Rights of Security Holders — Incorporated by reference to (a) and (b) above

(d)	Investment Advisory, Management and Administration Agreement (1)

(e)	Form of Distribution Agreement (1)

(f)	Bonus or Profit Sharing Contracts – Not Applicable

(g)	Custodian Agreements (1)

(h)	Other Material Contracts (1)

(i)	(i) Opinion of Debevoise & Plimpton LLP (1) (ii) Opinion of Venable LLP (1)

(j)	Opinion and consent of independent registered public accounting firm PricewaterhouseCoopers LLP (2)

(k)	Omitted Financial Statements — Not Applicable

(l)	Initial Capital Agreements (1)

(m)	Rule 12b-1 Plan (1)

(n)	Rule 18f-3 Plan (1)

(o)	Codes of Ethics (1)

(p)	Powers of Attorney (2)

(1)	To be filed by amendment.

(2)	Filed herewith.

Item 24.	Persons Controlled by or Under Common Control with Registrant
None.

Item 25.	Indemnification

[Article Eighth, paragraph (g), of Registrant’s Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provides as follows:
     Paragraph (g). To the fullest extent permitted by Maryland law, as amended or interpreted, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. This limitation on liability shall apply to any liability arising out of any event occurring when a person serves as director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The Corporation shall indemnify and advance expenses to its currently acting and former directors and to its currently acting and former officers to the fullest extent permitted by Maryland law, as amended or interpreted. No provision of these Articles of Incorporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933 or of the Investment Company Act of 1940 or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this paragraph (g) with respect to any act or omission which occurred prior to such amendment or repeal.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     Deutsche Investment Management Americas Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Directors) and consultants, whether retained by the Registrant or the Independent Directors, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible

2

improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”).
     In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.
     In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Directors against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Directors, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:
     1. all reasonable legal and other expenses incurred by the Independent Directors in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;
     2. all liabilities and reasonable legal and other expenses incurred by any Independent Director in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;
     3. any loss or reasonable legal and other expenses incurred by any Independent Director as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Directors or acting otherwise) for the benefit of the Independent Director, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other

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alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;
4. any loss or reasonable legal and other expenses incurred by any Independent Director, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Director is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and
5. all liabilities and reasonable legal and other expenses incurred by any Independent Director in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.
DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Director (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Director ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Director to the Registrant or its shareholders to which such Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Director’s duties as a Director of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Director with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Director’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Director’s duties as a Director of the Registrant, such Independent Director has undertaken to repay such costs or expenses to DeIM.] [To be updated.]

Item 26.	Business and Other Connections of the Advisor
During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

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Item 27.	Principal Underwriter
(a) Scudder Distributors, Inc. acts as principal underwriter of the Registrant’s shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. and Investment Company Capital Corp.
(b) Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

Name and Principal Business	Positions and Offices with Principal	Positions and Offices With
Address	Underwriter	Fund
Michael L. Gallagher	Director & President	None
222 South Riverside Plaza
Chicago, IL 60606

Vincent J. Esposito	Director, Chairman of the Board, CEO & Vice President	None
345 Park Avenue
New York, NY 10154

Michael Colon 345 Park Avenue New York, NY 10154	Director	None

Ralph Mattone 60 Wall Street New York, NY 10005	Chief Financial Officer & Treasurer	None

Robert Froehlich 222 South Riverside Plaza Chicago, IL 60606	Vice President	None

Katie Rose 222 South Riverside Plaza Chicago, IL 60606	Vice President	None

Paul Schubert 345 Park Avenue New York, NY 10154	Vice President	Treasurer and Chief Financial Officer

Mark Perrelli 222 South Riverside Plaza Chicago, IL 60606	Vice President	None

Thomas Winnick 345 Park Avenue	Vice President	None

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Name and Principal Business	Positions and Offices with Principal	Positions and Offices With
Address	Underwriter	Fund
New York, NY 10154

Donna White 345 Park Avenue New York, NY 10154	Chief Compliance Officer	None

John Robbins 345 Park Avenue New York, NY 10154	Vice President & AML Compliance Officer	None

Caroline Pearson Two International Place Boston, MA 02110	Secretary	Assistant Secretary

Philip J. Collora	Assistant Secretary	None
222 South Riverside Plaza
Chicago, IL 60606
(c) Not applicable.

Item 28.	Location of Accounts and Records

Deutsche Asset Management
The Brazil Fund, Inc.:	One South Street
(Registrant)	Baltimore, MD 2102
Deutsche Asset Management, Inc.:	345 Park Avenue
(Investment Advisor)	New York, NY 10154

Scudder Investments Service Company:	222 South Riverside Plaza
(Transfer Agent for Class A shares)	Chicago, IL 60606

Scudder Service Corporation:	P.O. Box 2291, Boston
(Transfer Agent for Class S shares)	Massachusetts 02107-2291

Scudder Distributors, Inc:	222 South Riverside Plaza
(Distributor)	Chicago, IL 60606

Brown Brothers Harriman and Co.:	40 Water Street
(Custodian)	Boston, MA 02109

BankBoston Banco Multiplo S.A.:	Av. Dr. Chucri Zaidan, 246, 7º andar
(Sub-Custodian)	04583-110 São Paulo, SP
Brazil

DST Systems, Inc.:	127 West 10th Street
(Sub-Transfer Agent and Sub-Dividend	Kansas City, MO 64105
Distribution Agent)

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Item 29.	Management Services
Not applicable.

Item 30.	Undertakings
Not applicable.

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 19th day of December, 2005.

The Brazil Fund, Inc.

By:	/s/ Vincent J. Esposito

Name: Vincent J. Esposito
Title: President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE

/s/ Vincent J. Esposito Vincent J. Esposito	President and Chief Executive Officer	December 19, 2005

/s/ Paul H. Schubert Paul H. Schubert	Treasurer and Chief Financial Officer	December 19, 2005

* Robert J. Callander	Chairman and Director	December 19, 2005

* Kenneth C. Froewiss	Director	December 19, 2005

* William H. Luers	Director	December 19, 2005

* Ronaldo A. da Frota Nogueira	Director	December 19, 2005

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SIGNATURE	TITLE	DATE

* Susan Kaufman Purcell	Director	December 19, 2005

* Kesop Yun	Director	December 19, 2005

* Donna J. Hrinak	Director	December 19, 2005

*By:	/s/ John Millette

John Millette ** Secretary

**	Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to the Registration Statement, as filed on December 19, 2005.

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THE BRAZIL FUND, INC.
Exhibit Index
Exhibit (j)
Exhibit (p)

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